UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

28 February

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. Interest rates in the U.S. have started to move off of historic lows, inflation is expected to finally pick up and the tax reform passed in late December 2017 could extend, and possibly bolster, the economy’s growth streak. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

At the same time, trade protectionism could upend sentiment and growth assumptions for the global economy. Investors are also concerned about the potential for increased government regulation on technology companies, whose shares recently declined due to a data privacy scandal and other negative news. Trade and tech do merit watching, but with few policy specifics at the moment, the long-term implications remain difficult to assess.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 23, 2018

Portfolio Managers’ Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.

Effective October 13, 2017, Nuveen Large Cap Growth Opportunities Fund merged into Nuveen Large Cap Growth Fund and Nuveen Large Cap Core Plus Fund merged into Nuveen Large Cap Core Fund.

Effective November 3, 2017, Nuveen Core Dividend Fund merged into Nuveen Large Cap Value Fund.

In January 2018, the Board of Trustees approved the reorganizations of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund into Nuveen Large Cap Growth Fund. We expect to hold special meetings for the shareholders of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund for the purpose of voting on the reorganization in June 2018 (subsequent to the close of this reporting period). If the required approval is obtained, we anticipate the reorganization will occur in August 2018.

In March 2018 (subsequent to the close of this reporting period), the Board of Trustees approved the reorganization of Nuveen Concentrated Core Fund into Nuveen Large Cap Core Fund, subject to shareholder approval. We expect to hold a special meeting for Nuveen Concentrated Core Fund shareholders for the purpose of voting on the reorganization in June 2018 (subsequent to the close of this reporting period). If the required approval is obtained, we anticipate the reorganization will occur approximately one month after the meeting.

On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 28, 2018.

How did the Funds perform during the six-month reporting period ended February 28, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period ended February 28, 2018 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly favorable in the consumer discretionary, industrial and health care sectors. In terms of sector weights, the Fund’s performance was rewarded for its significant overweight in information technology, which was the best performing sector in the benchmark with a more than 23% advance. Underweight positions in utilities and real estate investment trusts (REITs) also proved helpful as both sectors fell more than 8% in the index during the reporting period. In addition, the Fund benefited from overweight positions in stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well).

The most significant contributor to the Fund’s performance was its lack of exposure to a large benchmark constituent, General Electric Company. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. Shares were on a downward slide throughout the reporting period after 30-year GE veteran John Flannery took over the reins in August 2017. We believe General Electric is facing a number of fundamental challenges, which were validated at the company’s mid-November 2017 investor meeting, reinforcing our downside view of the stock. The company also cut its dividend in half in November 2017, which is only the second cut since the Great Depression, putting further downward pressure on the stock. Therefore, we maintained no exposure to General Electric during the reporting period. In the consumer discretionary sector, the Fund benefited from a position in department store retail chain Kohl’s Corporation. In its most recent quarterly results, the company reported a strong jump in same-store sales from the same quarter a year ago due to a robust holiday season that saw a surge in online sales. Kohl’s is benefiting from its increased focus on athletic apparel through alliances with prominent brands such as Nike, Under Armour and Adidas. The company has also formed a partnership with Amazon, offering its smart home products at some of its locations and accepting the online retailer’s returns at a handful of stores. Therefore, we continued to hold stock in Kohl’s. In technology, the Fund saw strong results from its position in NetApp, Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares jumped sharply in mid-November 2017 after the company reported an impressive quarterly beat with revenue and earnings per share both coming in significantly ahead of consensus, combined with positive estimate revisions. NetApp continues to benefit from strong demand for its high growth product lines, including cloud-based data analytics tools and flash-based storage devices, which have been a major contributor to revenue growth. In addition, the company has a consistent record of returning cash to shareholders through dividends and share repurchases.

The Fund turned in strong results during the reporting period and had few detractors of note. However, an emphasis on stocks with relatively smaller market caps within the large-cap universe hindered results. Also, underweight positions in the financials and energy sectors proved detrimental due to favorable returns in those sectors. In addition, stock selection was somewhat challenging in information technology, offsetting some of the significant benefit from our overweight position in the sector.

In the telecommunications area, shares of regional cable, internet and telephone provider Frontier Communications Corporation continued to slip as they have done for the past year. Investors sold off the stock after another round of disappointing quarterly results that included greater-than-expected losses on the bottom line. Similar to rest of the pay TV industry, Frontier continues to lose cable subscribers to streaming options. Unfortunately, the company is not making up for these losses by adding broadband Internet customers. Investors also fretted throughout the reporting period that Frontier’s generous dividend payment was not sustainable. On the final day of the reporting period, the company announced during its fourth-quarter 2017 earnings report that it was suspending its quarterly dividend in order to reduce leverage less than a year after making a major cut to the payout. We continued to hold this stock at the end of the reporting period. In the REIT sector, the Fund was hurt by a position in Realogy Holdings Corporation, the nation’s largest full-service residential real estate services company and parent to Coldwell Banker. The stock fell sharply in November 2017 after the company released third-quarter earnings that not only missed expectations, but also dropped year over year. We have sold our holdings in Realogy Holdings Corporation because we decided to reduce the Fund’s exposure to REITs and the stock had reached a valuation level where we decided to seek other opportunities. Shares were also hurt, along with other companies related to the housing industry, by the new tax bill passed in December 2017 that caps the popular mortgage interest deduction. The overall U.S. housing market also showed signs of softness, which may be just a temporary consequence of disruptions like last summer’s hurricanes, or could be a lingering issue that will depress earnings further. In the financial sector, the Fund was hindered by an underweight position in JPMorgan Chase & Co., a multi-national banking and financial services holding company. Shares rose sharply throughout the reporting period to reach all-time highs by February 2018. JPMorgan, along with other financial stocks, has benefited from improving investor optimism regarding economic growth, rising interest rates and tax cuts. In mid-January, the company released its fourth-quarter results, which beat analysts’ estimates as the company delivered record earnings per share.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund turned in strong results, outperforming both benchmarks due to widespread strength among its stock selections, sector weights and style tilts. Security selection was particularly favorable in the industrial, consumer discretionary, health care and consumer staples sectors. In terms of sector weights, underweight positions in utilities and real estate investment trusts (REITs) proved helpful as both sectors fell more than 7% in the index during the reporting period. The Fund’s performance was also rewarded for its significant overweight in consumer discretionary, which was one of the strongest performing sectors in the benchmark. Regarding styles, the Fund benefited from an overweight position in stocks that exhibited more volatility.

In the health care sector, the Fund saw strong results from a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. We have sold our holdings in Bioverativ because its shares were trading near the deal price, so we sought out other opportunities. In the consumer discretionary sector, the Fund benefited from a position in department store retail chain Kohl’s Corporation. In its most recent quarterly results, the company reported a strong jump in same-store sales from the same quarter a year ago due to a robust holiday season that saw a surge in online sales. Kohl’s is benefiting from its increased focus on athletic apparel through alliances with prominent brands such as Nike, Under Armour and Adidas. The company has also formed a partnership with Amazon, offering its smart home products at some of its locations and accepting the online retailer’s returns at a handful of stores. Another significant contributor to the Fund’s performance was our lack of exposure to a large benchmark constituent, General Electric Company. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. Shares were on a downward slide throughout the reporting period after 30-year GE

Portfolio Managers’ Comments (continued)

veteran John Flannery took over the reins in August 2017. We believe General Electric is facing a number of fundamental challenges, which were validated at the company’s mid-November 2017 investor meeting, reinforcing our downside view of the stock. The company also cut its dividend in half in November 2017, which is only the second cut since the Great Depression, putting further downward pressure on the stock. Therefore, we maintained no exposure to General Electric during the reporting period.

The Fund turned in strong results during the reporting period and had few detractors of note. However, an emphasis on stocks with relatively smaller market caps within the large-cap universe did hinder returns. Also, an overweight position in health care, one of the weaker performing sectors in the index, and an underweight position in energy proved detrimental. In addition, stock selection detracted in the telecommunication services sector.

In health care, shares of biotechnology firm Celgene Corporation dropped sharply in late October 2017 after the company’s third-quarter earnings release and slid even lower over the remainder of the reporting period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. Celgene dealt equity investors several other blows during the reporting period after announcing that sales of its key plaque psoriasis and psoriatic arthritis drug Otezla came in significantly below expectations, while sales of its top drug Revlimid, to treat anemia and multiple myeloma, also proved somewhat disappointing. We continued to hold a position in Celgene. In the consumer discretionary sector, the Fund’s position in global online travel services company Expedia, Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Orbitz, Hotwire, Travelocity and Trivago. Investors reacted negatively to the company’s earnings report that fell short of consensus forecasts, which also led company management to lower both full-year 2017 and 2018 guidance. This was the first quarterly report under the leadership of a new chief executive officer after long-time CEO Dara Khosrowshahi left to take the helm at Uber. Expedia reported that gross bookings were light due in part to challenges from this past summer’s hurricanes and fires that wreaked havoc on travel plans. In addition, the company has had to increase spending on cloud-based infrastructure and marketing efforts to remain competitive. The Fund’s performance was also hindered by its underweight position in Amazon.com, Inc. The online retailer and cloud computing service provider saw its shares jump sharply higher in late October 2017 and continue to rise throughout the rest of the reporting period to new all-time highs. The stock price surge came on the heels of the company’s third-quarter results, which showed rapid growth across all e-commerce reporting segments that far surpassed Wall Street expectations. The company’s third-quarter sales increased 34% year-over-year, including the contribution from the recent acquisition of Whole Foods Market, and adjusted earnings rose 18%. Amazon’s continued massive investment spending is driving growth for its Prime subscription services, which is leading to stronger sales.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, and performed in line with the Russell 1000® Growth Index during the six-month reporting period ended February 28, 2018.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund benefited from security selection in the real estate investment trust (REIT) and information technology sectors. Also, performance was aided by an overweight position in stocks that exhibited more volatility.

In the health care sector, the Fund benefited from a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. We have sold our holdings in Bioverativ because its shares were trading near the deal price, so we sought out other opportunities. In technology, the Fund saw strong results from its position in NetApp, Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares jumped sharply in mid-November 2017 after the company reported an impressive quarterly beat with revenue and earnings per share both coming in significantly ahead of consensus, combined with positive estimate revisions. NetApp continues to benefit from strong demand for its high growth product lines, including cloud-based data analytics tools and flash-based storage devices, which have been a major contributor to revenue growth. In addition, the company has a consistent record of returning cash to shareholders through dividends and share repurchases. In the consumer discretionary sector, shares of worldwide clothing and accessories retailer Gap, Inc. rose sharply during the reporting period after being under pressure during the previous reporting period. The company is the owner and operator of five leading clothing retailers including its namesake Gap as well as Banana Republic, Old Navy, Intermix and Athleta. In November 2017, Gap reported an earnings beat for the third quarter of 2017 driven by its fourth straight quarter of gross margin improvement and a 3% rise in comparable store sales, an impressive feat in the current retail environment. These favorable profitability and sales growth trends caused Gap’s management team to raise both top- and bottom-line forecasts for the year. We continued to hold a position in Gap at the end of the reporting period.

On the negative side of the equation, an emphasis on stocks with relatively smaller market caps within the large-cap universe hindered returns. Also, stock selection detracted in the consumer discretionary sector. In addition, an overweight position in health care, one of the weaker performing sectors in the index, proved detrimental.

In the consumer discretionary sector, an underweight position in Amazon.com, Inc. detracted significantly from the Fund’s performance. The online retailer and cloud computing service provider saw its shares jump sharply higher in late October 2017 and continue to rise throughout the rest of the reporting period to new all-time highs. The stock price surge came on the heels of the company’s third-quarter results, which showed rapid growth across all e-commerce reporting segments that far surpassed Wall Street expectations. The company’s third-quarter sales increased 34% year-over-year, including the contribution from the recent acquisition of Whole Foods Market, and adjusted earnings rose 18%. Amazon’s continued massive investment spending is driving growth for its Prime subscription services, which is leading to stronger sales. Also in the consumer discretionary sector, the Fund’s position in global online travel services company Expedia Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Orbitz, Hotwire, Travelocity and Trivago. Investors reacted negatively to the company’s earnings report that fell short of consensus forecasts, which also led company management to lower both full-year 2017 and 2018 guidance. This was the first quarterly report under the leadership of a new chief executive officer after long-time CEO Dara Khosrowshahi left to take the helm at Uber. Expedia reported that gross bookings were light due in part to challenges from this past summer’s hurricanes and fires that wreaked havoc on travel plans. In addition, the company has had to increase spending on cloud-based infrastructure and marketing efforts to remain competitive. However, we continued to hold a position in Expedia. In health care, shares of biotechnology firm Celgene Corporation dropped sharply in late October 2017 after the company’s third-quarter earnings release and slid even lower over the remainder of the reporting period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. Celgene dealt equity investors several other blows after announcing that sales of its key plaque psoriasis and psoriatic arthritis drug Otezla came in significantly below expectations, while sales of its top drug Revlimid, to treat anemia and multiple myeloma, also proved somewhat disappointing.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily

Portfolio Managers’ Comments (continued)

in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, stock selection detracted in the health care, consumer discretionary, financial and consumer staples sectors. In addition, overweight positions in health care and consumer staples, two of the weaker performing sectors in the index, proved detrimental.

In health care, shares of biotechnology firm Celgene Corporation dropped sharply in late October 2017 after the company’s third-quarter earnings release and slid even lower over the remainder of the period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. Celgene dealt equity investors several other blows after announcing that sales of its key plaque psoriasis and psoriatic arthritis drug Otezla came in significantly below expectations, while sales of its top drug Revlimid, to treat anemia and multiple myeloma, were also somewhat disappointing. We continued to hold a position in Celgene. In the consumer staples sector, we saw weakness from our position in Walgreens Boots Alliance Inc., which operates the second-largest pharmacy store chain in the United States. Shares dropped sharply after rumors swirled about Amazon’s potential foray into the prescription drug industry. Investors feared that Amazon’s presence in this market could have the same potential effect as its recent entrance into the grocery store industry with its Whole Foods acquisition. Meanwhile, Walgreens has been investing in store renovations and enhancing its beauty offerings, to lure more customers and increase its presence in the high-growth cosmetics space. We continued to hold a position in Walgreens. In the consumer discretionary sector, the Fund’s position in global online travel services company Expedia Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Orbitz, Hotwire, Travelocity and Trivago. Investors reacted negatively to the company’s earnings report that fell short of consensus forecasts, which also led company management to lower both full-year 2017 and 2018 guidance. This was the first quarterly report under the leadership of a new chief executive officer after long-time CEO Dara Khosrowshahi left to take the helm at Uber. Expedia reported that gross bookings were light due in part to challenges from this past summer’s hurricanes and fires that wreaked havoc on travel plans. In addition, the company has had to increase spending on cloud-based infrastructure and marketing efforts to remain competitive. We have sold our holdings in Expedia because company management indicated the need for increased investment and lower projected earnings.

On the positive side of the equation, the Fund benefited from security selection in the information technology sector. Also, in terms of sector weights, the Fund was rewarded for its lack of exposure to both utilities and real estate investment trusts (REITs), areas that were both down more than 7% in the index during the reporting period. In addition, performance was aided by an overweight position in stocks that exhibited more volatility.

The Fund’s top two contributors were found in the information technology sector. The first, global payments processor and financial services firm MasterCard, Inc., saw its shares rise sharply during the reporting period. The company is benefiting from recent merger and acquisition activity including its acquisition of U.K.-based Vocalink, a leader in bank account-based payments, which provides it with access to an additional network. MasterCard has also continued to experience significant growth in gross dollar transaction volumes despite new European regulations that could potentially threaten revenues. Toward the end of the reporting period, the company reported fourth-quarter earnings that were better than expected fueled by increased holiday spending by shoppers on their credit and debit cards. We continued to maintain a position in MasterCard. Also, the Fund saw strong results from a position in VMware Inc., a subsidiary of Dell Technologies that provides cloud computing and platform virtualization software and services from the desktop to the data center. The company reported impressive quarterly results in November 2017 as total billings and license billings grew 21% and 16% year-over-year respectively, well above consensus. Management also raised full-year 2018 guidance and offered 10% year-over-year revenue growth in full year 2019. VMware continues to show solid execution across its product portfolio and geographies, while benefiting from a healthy enterprise spending environment and traction with hybrid clouds and promising new products. We continued to hold a position in VMware. In the health care sector, the Fund benefited from a position in Express Scripts, Holding Company, the largest pharmacy benefit manager in the United States. Through its mail-order pharmacy and network of retail pharmacies, the company processes approximately 1.4 billion prescriptions annually for its payer clients. In December 2017, Express Scripts provided initial 2018 earnings guidance that was above consensus estimates. We continued to maintain a position in Express Scripts.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund turned in strong results, outperforming both benchmarks due to favorable stock selection and sector weights. Security selection was particularly strong in the health care, industrial and information technology sectors. In terms of sector weights, a lack of exposure to real estate investment trusts (REITs) proved helpful because it was the only sector in the index in negative territory during the reporting period, down nearly 4%.

In the health care sector, the Fund benefited from a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. The deal is the first major acquisition for Sanofi since 2011. We continued to maintain a position in Bioverativ. In information technology, shares of global payments processor and financial services company MasterCard Inc. rose sharply during the reporting period. The company is benefiting from recent merger and acquisition activity including its acquisition of U.K.-based Vocalink, a leader in bank account-based payments, which provides it with access to an additional network. MasterCard has also continued to experience significant growth in gross dollar transaction volumes despite new European regulations that could potentially threaten revenues. Toward the end of the reporting period, the company reported fourth-quarter earnings that were better than expected fueled by increased holiday spending by shoppers on their credit and debit cards. We continued to maintain a position in MasterCard. Also in health care, our lack of exposure to biotechnology firm Celgene Corporation benefited the Fund’s results. Shares dropped sharply in late October 2017 after the company’s third-quarter earnings release and slid even lower over the remainder of the reporting period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. We maintained no exposure to Celgene.

The Fund turned in strong results during the reporting period and had few detractors of note. Stock selection did detract in the consumer discretionary sector. Also, an overweight position in health care, one of the weaker performing sectors in the index, proved detrimental.

In the consumer discretionary sector, our lack of exposure to Amazon.com, Inc. detracted significantly from the Fund’s performance. The online retailer and cloud computing service provider saw its shares jump sharply higher in late October 2017 and continue to rise throughout the rest of the reporting period to new all-time highs. The stock price surge came on the heels of the company’s third-quarter results, which showed rapid growth across all e-commerce reporting segments that far surpassed Wall Street expectations. The company’s third-quarter sales increased 34% year-over-year, including the contribution from the recent acquisition of Whole Foods Market, and adjusted earnings rose 18%. Amazon’s continued massive investment spending is driving growth for its Prime subscription services, which is leading to stronger sales. In consumer staples, we saw weakness from our position in Walgreens Boots Alliance Inc., which operates the second-largest pharmacy store chain in the United States. Shares dropped sharply after rumors swirled about Amazon’s potential foray into the prescription drug industry. Investors feared that Amazon’s presence in this market could have the same potential effect as its recent entrance into the grocery store industry with its Whole Foods acquisition. Meanwhile, Walgreens has been investing in store renovations and enhancing its beauty offerings, to lure more customers and increase its presence in the high-growth cosmetics space. We continued to hold a position in Walgreens. Also, in health care, the

Portfolio Managers’ Comments (continued)

Fund’s performance was hindered by our lack of exposure to AbbVie Inc., a pharmaceutical company that discovers, develops and markets both biopharmaceuticals and small molecule drugs. The company’s quarterly revenues came in slightly ahead of consensus helped by strong performances from two of its products, Humira and Imbruvica. AbbVie’s earnings per share beat consensus by 2%, helped by stronger gross margins and a lower tax rate. We maintained no exposure to AbbVie at the end of the reporting period.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is around 70%, with a range of 40% to 100%. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was beneficial among both short and long positions, particularly in the health care, consumer discretionary, industrial, financial, materials, energy and consumer staples sectors. In terms of sector weights, the Fund’s performance was rewarded for its net short position in utilities and underweights in consumer staples and real estate investment trusts (REITs). All three sectors were in negative territory in the index during the period’s strong overall market advance. In addition, the Fund benefited from overweight positions in higher momentum stocks (those that have recently performed well) and stocks that exhibited more volatility.

In the health care sector, the Fund benefited from a long position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. We have sold our holdings in Bioverativ because its shares were trading near the deal price, so we sought out other opportunities. In technology, the Fund saw strong results from its long position in NetApp, Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares jumped sharply in mid-November 2017 after the company reported an impressive quarterly beat with revenue and earnings per share (EPS) both coming in significantly ahead of consensus, combined with positive estimate revisions. NetApp continues to benefit from strong demand for its high-growth product lines, including cloud-based data analytics tools and flash-based storage devices, which have been a major contributor to revenue growth. In addition, the company has a consistent record of returning cash to shareholders through dividends and share repurchases. We continued to hold this stock.

In health care, a short position in biotechnology company Tesaro Inc. benefited the Fund’s results. The company develops drugs to treat diseases in oncology. Tesaro’s lead drug, a targeted PARP inhibitor called Zejula, is used to treat ovarian cancer. Although Zejula’s sales during the reporting period were in line with expectations, the drug’s current dominant market position could be at risk, given competitive dynamics starting in 2018 with three similar PARP inhibitors on the U.S. market. In the consumer discretionary sector, the Fund also benefited from a short position in Pandora Media, Inc., the largest personalized music delivery service in the U.S. The company has approximately 80 million monthly active users, a greater than 75% share of U.S. Internet radio listening hours and around a 10% share of total U.S. radio listening hours. Shares dropped sharply in November 2017 and remained under pressure after Pandora Media reported mixed third-quarter results combined with sobering guidance for the upcoming quarter. Newly appointed CEO Roger Lynch was candid about the company’s key challenges, including rising content costs, declining listener hours, increasing competition and weaker ad revenues.

The Fund posted strong absolute and relative returns during the reporting period and had no major themes that detracted. In terms of individual laggards, a long position in biotechnology firm Celgene Corporation hindered results after shares dropped sharply in late October 2017 following the company’s third-quarter earnings release and slid even lower over the remainder of the reporting period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. Celgene dealt equity investors several other blows after announcing that sales of its key plaque psoriasis and psoriatic arthritis drug Otezla came in significantly below expectations, while sales of its top drug Revlimid, to treat anemia and multiple myeloma, also proved somewhat disappointing. We continued to hold a long position in Celgene. In the consumer discretionary sector, the Fund’s long position in global online travel services company Expedia Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Orbitz, Hotwire, Travelocity and Trivago. Investors reacted negatively to the company’s earnings report that fell short of consensus forecasts, which also led company management to lower both full-year 2017 and 2018 guidance. This was the first quarterly report under the leadership of a new chief executive officer after long-time CEO Dara Khosrowshahi left to take the helm at Uber. Expedia reported that gross bookings were light due in part to challenges from this past summer’s hurricanes and fires that wreaked havoc on travel plans. In addition, the company has had to increase spending on cloud-based infrastructure and marketing efforts to remain competitive. We have sold our holdings in Expedia because company management indicated the need for increased investment and lower projected earnings.

In the energy sector, a short position in oil and gas drilling rig provider Helmerich & Payne Inc. hurt performance. Shares rose significantly from September through the end of January following a sharp decline during the first eight months of 2017. Oil prices held steady for much of 2017, and were on an uptrend in the second half of the year, which was enough to keep U.S. drillers active and increase demand for rigs. Helmerich & Payne continues to see demand pick up for its high-end, alternating current rigs, which are a more efficient and flexible solution for extracting oil from the unconventional oil plays that are dominating U.S. onshore drilling. By the fourth quarter of 2017, the company had more than twice as many active rigs as it had one year ago and has increased its market share in the U.S. land drilling space since the oil price downturn began. We continued to maintain a short position in Helmerich & Payne. In the information technology sector, the Fund’s performance was hindered by a short position in DST Systems, Inc., an information processing and servicing provider in the financial and health care industries. In early January, the company received a takeout offer from SS&C Technologies in a deal valued at $5.4 billion and representing a significant premium over where DST shares were trading. The move is intended to increase the size and scale of SS&C, another provider of software services for the financial services industry, as it tries to more effectively tap into the $25 trillion U.S. retirement market. The company expects the merger will immediately be accretive to earnings and result in $150 million in annual cost savings by 2020. We have covered our short position in DST because its shares were trading near the deal price, so we sought out other opportunities.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the ICE BofAML 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2018.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due

Portfolio Managers’ Comments (continued)

primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was beneficial among long positions, particularly in the health care, consumer discretionary, information technology, industrial and financial sectors. In terms of sector weights, the Fund’s performance was rewarded for its net short position in utilities. In addition, the Fund benefited from an overweight position in higher momentum stocks (those that have recently performed well).

In the Fund’s long portfolio, performance was aided by a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. We have sold our holdings in Bioverativ because its shares were trading near the deal price, so we sought out other opportunities. In the consumer discretionary sector, the Fund benefited from a long position in department store retail chain Kohl’s Corporation. In its most recent quarterly results, the company reported a strong 7% jump in same-store sales from the same quarter a year ago due to a robust holiday season that saw a surge in online sales. Kohl’s is benefiting from its increased focus on athletic apparel through alliances with prominent brands such as Nike, Under Armour and Adidas. The company has also formed a partnership with Amazon, offering its smart home products at some of its locations and accepting the online retailer’s returns at a handful of stores. Kohl’s has been able to more successfully manage the retail challenges of the past few years than its peers such as Macy’s, Dillard’s, Nordstrom and J.C. Penney, especially in terms of margins. Therefore, we continued to hold our position in Kohl’s.

In health care, a short position in biotechnology company Tesaro Inc. benefited the Fund’s results. The company develops drugs to treat diseases in oncology. Tesaro’s lead drug, a targeted PARP inhibitor called Zejula, is used to treat ovarian cancer. Although Zejula’s sales during the reporting period were in line with expectations, the drug’s current dominant market position could be at risk, given competitive dynamics starting in 2018 with three similar PARP inhibitors on the U.S. market. Also, Tesaro may need to address additional capital needs in the next six months or so with no potential buyout in progress at this time. In the consumer discretionary sector, the Fund also benefited from a short position in Pandora Media Inc., the largest personalized music delivery service in the United States. The company has approximately 80 million monthly active users, a greater than 75% share of U.S. Internet radio listening hours and around a 10% share of total U.S. radio listening hours. Shares dropped sharply in November and remained under pressure after Pandora Media reported mixed third-quarter results combined with sobering guidance for the upcoming quarter. Newly appointed CEO Roger Lynch was candid about the company’s key challenges, including rising content costs, declining listener hours, increasing competition and weaker ad revenues. He is charged with simplifying the business, cutting costs and capturing Pandora Media’s advertising revenue potential.

The Fund turned in strong results during the reporting period and had few detractors of note. That said, stock selection was challenging in its short portfolio, particularly in the energy sector.

In terms of individual laggards, a long position in biotechnology firm Celgene Corporation hindered results after shares dropped sharply in late October following the company’s third-quarter earnings release and slid even lower over the remainder of the reporting period. Although the company reported a 10% year-over-year increase in revenue and a 21% increase in adjusted earnings, it cut its long-term 2020 targets for sales and earnings per share. Celgene dealt equity investors several other blows after announcing that sales of its key plaque psoriasis and psoriatic arthritis drug Otezla came in significantly below expectations, while sales of its top drug Revlimid, to treat anemia and multiple myeloma, also proved somewhat disappointing. In addition, the company announced it would discontinue clinical trial testing of its new drug to treat Crohn’s disease. In the consumer discretionary sector, the Fund’s long position in global online travel services company Expedia Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Orbitz, Hotwire, Travelocity and Trivago. Investors reacted negatively to the company’s earnings report that fell short of consensus forecasts, which also led company management to lower both full-year 2017 and 2018 guidance. This was the first quarterly report under the leadership of a new chief executive officer after long-time CEO Dara Khosrowshahi left to take the helm at Uber. Expedia reported that gross bookings were light due in part to challenges from this past summer’s hurricanes and fires that wreaked havoc on travel plans. In addition, the company has had to increase spending on cloud-based infrastructure and marketing efforts to remain competitive.

In the energy sector, a short position in oil and gas drilling rig provider Helmerich & Payne Inc. hurt performance. Shares rose significantly from September 2017 through the end of January 2018 following a sharp decline during the first eight months of 2017. Oil prices held steady for much of 2017, and were on an uptrend in the second half of 2017, which was enough to keep U.S. drillers active and increase demand for rigs. Helmerich & Payne continues to see demand pick up for its high-end, alternating current rigs, which are a more efficient and flexible solution for extracting oil from the unconventional oil plays that are dominating U.S. onshore drilling. By the fourth quarter of 2017, the company had more than twice as many active rigs and has increased its market share in the U.S. land drilling space since the oil price downturn began. In the information technology sector, the Fund’s performance was hindered by a short position in DST Systems Inc., an information processing and servicing provider in the financial and health care industries. We covered our short position in DST because its shares were trading near the deal price, so we sought out other opportunities.

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.21%	11.77%	12.73%	7.83%
Class A Shares at maximum Offering Price	4.83%	5.36%	11.41%	7.19%
Russell 1000® Value Index	7.26%	7.75%	12.04%	7.89%
Lipper Multi-Cap Value Funds Classification Average	8.52%	9.54%	11.51%	7.70%
Class C Shares	10.80%	10.93%	11.89%	7.03%
Class I Shares	11.37%	12.10%	13.02%	8.10%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	11.04%	11.47%	12.45%	8.49%
Class R6 Shares	11.41%	12.14%	N/A	20.52%
Class T Shares*	11.23%	N/A	N/A	16.13%
Class T Shares at maximum Offering Price*	8.45%	N/A	N/A	13.23%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.70%	11.62%	11.28%	7.69%
Class A Shares at maximum Offering Price	(1.31)%	5.21%	9.97%	7.06%
Class C Shares	4.35%	10.77%	10.45%	6.89%
Class I Shares	4.85%	11.90%	11.56%	7.96%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.59%	11.32%	11.00%	8.17%
Class R6 Shares	4.89%	11.94%	N/A	17.95%
Class T Shares*	4.72%	N/A	N/A	13.56%
Class T Shares at maximum Offering Price*	2.09%	N/A	N/A	10.73%

Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 8/04/08, 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.05%	1.80%	1.29%	0.73%	0.80%	1.05%
Net Expense Ratios	1.00%	1.75%	1.25%	0.68%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	13.20%	17.18%	14.54%
Class A Shares at maximum Offering Price	6.69%	10.44%	13.11%
Russell 1000® Index	10.62%	16.70%	13.53%
Lipper Multi-Cap Core Funds Classification Average	9.50%	14.45%	11.33%

Class C Shares	12.76%	16.31%	13.68%
Class R6 Shares	13.36%	17.56%	22.78%
Class I Shares	13.33%	17.50%	14.82%
Class T Shares*	13.18%	N/A	17.93%
Class T Shares at maximum Offering Price*	10.35%	N/A	14.98%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.59%	15.57%	13.72%
Class A Shares at maximum Offering Price	1.40%	8.93%	12.32%
Class C Shares	7.19%	14.70%	12.87%
Class R6 Shares	7.78%	15.91%	20.00%
Class I Shares	7.72%	15.85%	13.99%
Class T Shares*	7.58%	N/A	15.24%
Class T Shares at maximum Offering Price*	4.89%	N/A	12.36%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.06%	1.81%	0.74%	0.81%	1.06%
Net Expense Ratios	1.00%	1.75%	0.68%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	13.93%	21.20%	14.89%
Class A Shares at maximum Offering Price	7.38%	14.23%	13.45%
Russell 1000® Growth Index	13.94%	26.11%	16.25%
Lipper Multi-Cap Core Funds Classification Average	9.50%	14.45%	11.33%

Class C Shares	13.52%	20.30%	14.04%
Class R6 Shares	14.10%	21.58%	24.59%
Class I Shares	14.10%	21.50%	15.17%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	8.75%	18.46%	14.02%
Class A Shares at maximum Offering Price	2.50%	11.65%	12.62%
Class C Shares	8.33%	17.56%	13.17%
Class R6 Shares	8.92%	18.87%	21.58%
Class I Shares	8.92%	18.79%	14.30%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.18%	1.94%	0.89%	0.94%
Net Expense Ratios	0.98%	1.73%	0.68%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	3.06%	8.46%	11.39%
Class A Shares at maximum Offering Price	(2.87)%	2.23%	10.00%
Russell 1000® Index	10.62%	16.70%	13.53%
Lipper Large-Cap Core Funds Classification Average	10.08%	15.84%	12.02%

Class C Shares	2.69%	7.68%	10.56%
Class R6 Shares	3.26%	8.89%	14.61%
Class I Shares	3.19%	8.79%	11.67%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(1.97)%	6.43%	10.42%
Class A Shares at maximum Offering Price	(7.60)%	0.31%	9.06%
Class C Shares	(2.34)%	5.63%	9.59%
Class R6 Shares	(1.80)%	6.82%	11.75%
Class I Shares	(1.90)%	6.67%	10.68%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.26%	2.01%	0.91%	1.02%
Net Expense Ratios	1.08%	1.83%	0.73%	0.83%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.90%	24.22%	15.14%	9.02%
Class A Shares at maximum Offering Price	9.23%	17.06%	13.79%	8.37%
Russell 1000® Growth Index	13.94%	26.11%	17.03%	11.58%
Lipper Large-Cap Growth Funds Classification Average	13.35%	26.61%	15.69%	10.25%

Class C Shares	15.44%	23.29%	14.29%	8.20%
Class I Shares	16.04%	24.55%	15.44%	9.29%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	15.76%	23.92%	14.86%	16.40%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.62%	20.22%	13.48%	8.64%
Class A Shares at maximum Offering Price	3.32%	13.31%	12.15%	7.99%
Class C Shares	9.24%	19.35%	12.64%	7.82%
Class I Shares	9.76%	20.54%	13.78%	8.91%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	9.50%	19.93%	13.20%	15.75%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.57%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.01%	18.59%	11.96%	11.42%
Class A Shares at maximum Offering Price	7.47%	11.78%	10.64%	10.70%
Russell 1000® Index	10.62%	16.70%	14.56%	15.59%
Lipper Alternative Long/Short Equity Funds Classification Average	4.18%	7.12%	5.96%	7.39%

Class C Shares	13.58%	17.71%	11.12%	10.58%
Class I Shares	14.16%	18.88%	12.24%	11.70%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.11%	15.00%	10.64%	10.91%
Class A Shares at maximum Offering Price	1.90%	8.39%	9.34%	10.21%
Class C Shares	7.71%	14.16%	9.82%	10.08%
Class I Shares	8.25%	15.29%	10.92%	11.19%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.54%	4.28%	3.26%
Net Expense Ratios	3.36%	4.10%	3.08%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	8.29%	10.33%	5.71%
Class A Shares at maximum Offering Price	2.06%	3.98%	4.39%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.58%	0.99%	0.32%
Lipper Alternative Equity Market Neutral Funds Classification Average	0.14%	(0.16)%	1.80%

Class C Shares	7.84%	9.49%	4.39%
Class I Shares	8.37%	10.57%	5.98%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.18%	9.63%	5.28%
Class A Shares at maximum Offering Price	(0.87)%	3.33%	3.98%
Class C Shares	4.78%	8.77%	4.50%
Class I Shares	5.25%	9.89%	5.54%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.32%	4.03%	3.02%
Net Expense Ratios	3.05%	3.76%	2.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    as of February 28, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.6%
Capital Markets	9.5%
Oil, Gas & Consumable Fuels	6.4%
Food & Staples Retailing	6.0%
Banks	4.2%
Semiconductors & Semiconductor Equipment	3.9%
Communications Equipment	3.8%
Consumer Finance	3.7%
Technology Hardware, Storage & Peripherals	3.7%
Multiline Retail	3.5%
Diversified Telecommunication Services	3.4%
Specialty Retail	3.2%
Biotechnology	2.9%
Automobiles	2.7%
Hotels, Restaurants & Leisure	2.2%
Containers & Packaging	2.1%
Wireless Telecommunication Services	2.0%
Electrical Equipment	1.9%
Insurance	1.5%
Software	1.4%
Media	1.3%
Diversified Financial Services	1.2%
Other	19.7%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Cisco Systems, Inc.	2.9%
AT&T Inc.	2.8%
Wal-Mart Stores, Inc.	1.9%
Amgen Inc.	1.8%
CVS Health Corporation	1.6%

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	10.8%
Capital Markets	7.1%
Software	6.1%
Technology Hardware, Storage & Peripherals	5.8%
Food & Staples Retailing	5.4%
Oil, Gas & Consumable Fuels	5.2%
Hotels, Restaurants & Leisure	4.8%
Internet Software & Services	4.4%
Multiline Retail	3.8%
Biotechnology	3.8%
IT Services	3.5%
Specialty Retail	3.1%
Communications Equipment	2.6%
Consumer Finance	2.6%
Diversified Telecommunication Services	2.2%
Textiles Apparel & Luxury Goods	2.1%
Internet and Direct Marketing Retail	2.0%
Auto Components	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Professional Services	1.9%
Other	18.9%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	2.6%
Microsoft Corporation	2.3%
AT&T Inc.	1.9%
Cisco Systems, Inc.	1.9%
UnitedHealth Group Incorporated	1.9%

Holding Summaries as of February 28, 2018 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	11.9%
Health Care Providers & Services	10.7%
Capital Markets	7.8%
Technology Hardware, Storage & Peripherals	7.1%
Hotels, Restaurants & Leisure	6.8%
Internet Software & Services	6.3%
IT Services	5.3%
Food & Staples Retailing	5.2%
Biotechnology	4.1%
Specialty Retail	4.0%
Internet and Direct Marketing Retail	3.7%
Media	2.7%
Auto Components	2.2%
Machinery	2.1%
Oil, Gas & Consumable Fuels	2.1%
Other	18.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Apple, Inc.	4.9%
Microsoft Corporation	4.5%
Alphabet Inc., Class A	3.0%
Amazon.com, Inc.	2.7%
Visa Inc.	2.7%

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	15.7%
Biotechnology	14.7%
Capital Markets	13.1%
IT Services	10.8%
Automobiles	10.3%
Food & Staples Retailing	10.2%
Software	5.3%
Hotels, Restaurants & Leisure	5.0%
Technology Hardware, Storage & Peripherals	5.0%
Other	9.5%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Visa Inc.	5.5%
Ford Motor Company	5.4%
Express Scripts, Holding Company	5.4%
MasterCard, Inc.	5.3%
State Street Corporation	5.3%

Holding Summaries as of February 28, 2018 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	16.0%
Health Care Providers & Services	14.3%
IT Services	11.2%
Specialty Retail	10.0%
Internet Software & Services	8.4%
Media	6.5%
Technology Hardware, Storage & Peripherals	6.4%
Biotechnology	5.5%
Food & Staples Retailing	4.5%
Other	17.1%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	7.4%
Microsoft Corporation	7.0%
Apple, Inc.	6.4%
Visa Inc.	4.8%
UnitedHealth Group Incorporated	4.7%

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	124.2%
Total Long Exposure	124.2%
Repurchase Agreements	0.5%
Total Investments	124.7%
Securities Sold Short
Common Stocks	(68.8)%
Total Short Exposure	(68.8)%
Other Assets Less Liabilities	44.1%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Microsoft Corporation	2.2%
Apple, Inc.	2.0%
JPMorgan Chase & Co.	2.0%
Bank of America Corporation	1.8%
Visa Inc.	1.7%

Top Five Holdings –

Short Exposure

(% of net assets)

NewMarket Corporation	(0.7)%
Agios Pharmaceutical Inc.	(0.7)%
Tyler Technologies Inc.	(0.7)%
Wabtec Corporation	(0.7)%
First Republic Bank of San Francisco	(0.7)%

Portfolio Composition

Long Exposure

(% of net assets)

Health Care Providers & Services	8.7%
Software	8.3%
Banks	8.0%
Capital Markets	7.9%
Oil, Gas & Consumable Fuels	7.7%
Biotechnology	5.5%
Food & Staples Retailing	5.3%
Hotels, Restaurants & Leisure	5.3%
Specialty Retail	4.9%
IT Services	4.1%
Media	4.0%
Technology Hardware, Storage & Peripherals	3.9%
Internet Software & Services	3.4%
Textiles Apparel & Luxury Goods	3.3%
Chemicals	3.2%
Semiconductors & Semiconductor Equipment	2.9%
Multiline Retail	2.9%
Auto Components	2.7%
Machinery	2.7%
Containers & Packaging	2.5%
Commercial Services & Supplies	2.3%
Communications Equipment	2.3%
Consumer Finance	2.2%
Wireless Telecommunication Services	1.8%
Other	18.4%
Total	124.2%

Portfolio Composition

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(7.1)%
Chemicals	(6.0)%
Health Care Equipment & Supplies	(4.7)%
Food Products	(4.1)%
Biotechnology	(3.3)%
Insurance	(3.1)%
Energy Equipment & Services	(2.8)%
Specialty Retail	(2.8)%
Software	(2.7)%
Electric Utilities	(2.3)%
Equity Real Estate Investment Trusts	(2.3)%
Machinery	(2.0)%
Household Durables	(1.9)%
Multi-Utilities	(1.7)%
Life Sciences Tools & Services	(1.4)%
Electronic Equipment, Instruments & Components	(1.4)%
Other	(19.2)%
Total	(68.8)%

Holding Summaries as of February 28, 2018 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	65.0%
Total Long Exposure	65.0%
Repurchase Agreements	0.5%
Total Investments	65.5%
Securities Sold Short
Common Stocks	(68.0)%
Total Short Exposure	(68.0)%
Other Assets Less Liabilities	102.5%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

VMware Inc.	0.9%
Wynn Resorts Ltd	0.9%
Wellcare Health Plans Inc.	0.9%
Hyatt Hotels Corporation, Class A	0.9%
Best Buy Co., Inc.	0.9%

Top Five Holdings –

Short Exposure

(% of net assets)

Tesla Motors Inc.	(1.0)%
Advance Auto Parts, Inc.	(1.0)%
Bunge Limited	(0.9)%
Agios Pharmaceutical Inc.	(0.9)%
Incyte Pharmaceuticals Inc.	(0.9)%

Portfolio Composition

Long Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	5.7%
Health Care Providers & Services	5.5%
Hotels, Restaurants & Leisure	3.8%
Multiline Retail	3.5%
Capital Markets	3.3%
Software	2.8%
Specialty Retail	2.6%
Media	2.5%
Food & Staples Retailing	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Consumer Finance	2.1%
Automobiles	1.9%
Biotechnology	1.8%
Textiles Apparel & Luxury Goods	1.5%
Auto Components	1.5%
Containers & Packaging	1.4%
Machinery	1.4%
Other	19.5%
Total	65.0%

Portfolio Composition

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(7.4)%
Chemicals	(4.7)%
Food Products	(4.2)%
Energy Equipment & Services	(4.0)%
Health Care Equipment & Supplies	(3.7)%
Software	(3.5)%
Biotechnology	(3.2)%
Specialty Retail	(3.1)%
Insurance	(2.9)%
Electric Utilities	(2.5)%
Machinery	(2.0)%
Household Durables	(1.7)%
Life Sciences Tools & Services	(1.5)%
Internet Software & Services	(1.5)%
Water Utilities	(1.5)%
Multi-Utilities	(1.4)%
Other	(19.2)%
Total	(68.0)%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2018.

The beginning of the period is September 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,112.10	$1,108.00	$1,110.40	$1,114.10	$1,113.70	$1,112.30
Expenses Incurred During Period	$5.55	$9.41	$6.85	$3.98	$4.19	$5.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.54	$1,015.87	$1,018.30	$1,021.03	$1,020.83	$1,019.49
Expenses Incurred During Period	$5.31	$9.00	$6.56	$3.81	$4.01	$5.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.80%, 1.31%, 0.76%, 0.80% and 1.07% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,132.00	$1,127.60	$1,133.60	$1,133.30	$1,131.80
Expenses Incurred During Period	$5.34	$9.28	$3.70	$4.02	$5.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.79	$1,016.07	$1,021.32	$1,021.03	$1,019.79
Expenses Incurred During Period	$5.06	$8.80	$3.51	$3.81	$5.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.70%, 0.76% and 1.01% for Classes A, C, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,139.30	$1,135.20	$1,141.00	$1,141.00
Expenses Incurred During Period	$5.36	$9.32	$3.50	$4.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.79	$1,016.07	$1,021.52	$1,021.03
Expenses Incurred During Period	$5.06	$8.80	$3.31	$3.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.66% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.60	$1,026.90	$1,032.60	$1,031.90
Expenses Incurred During Period	$5.39	$9.15	$3.58	$4.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.49	$1,015.77	$1,021.27	$1,020.73
Expenses Incurred During Period	$5.36	$9.10	$3.56	$4.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 0.71% and 0.82% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,159.00	$1,154.40	$1,157.60	$1,160.40
Expenses Incurred During the Period	$5.46	$9.45	$6.79	$4.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,018.50	$1,020.98
Expenses Incurred During the Period	$5.11	$8.85	$6.36	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,140.10	$1,135.80	$1,141.60
Expenses Incurred During the Period	$15.28	$19.22	$13.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.51	$1,006.79	$1,011.80
Expenses Incurred During the Period	$14.36	$18.06	$13.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.88%, 3.63% and 2.62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.90	$1,078.40	$1,083.70
Expenses Incurred During the Period	$14.46	$18.09	$13.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.91	$1,007.39	$1,012.30
Expenses Incurred During the Period	$13.96	$17.47	$12.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.80%, 3.51% and 2.52% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 0.6%

31,000	Spirit AeroSystems Holdings Inc.	$2,829,990

	Auto Components – 1.1%

26,000	Lear Corporation	4,850,820

	Automobiles – 2.7%

548,000	Ford Motor Company	5,814,280

162,000	General Motors Company	6,374,700
	Total Automobiles	12,188,980

	Banks – 4.2%

72,000	Bank of America Corporation	2,311,200

49,000	JPMorgan Chase & Co.	5,659,500

278,000	Regions Financial Corporation	5,395,980

73,000	SunTrust Banks, Inc.	5,098,320

11,000	Wells Fargo & Company	642,510
	Total Banks	19,107,510

	Biotechnology – 2.9%

46,000	Amgen Inc.	8,453,420

17,000	Biogen Inc., (2)	4,912,830
	Total Biotechnology	13,366,250

	Building Products – 1.0%

57,000	Owens Corning	4,634,100

	Capital Markets – 9.5%

28,000	Ameriprise Financial, Inc.	4,380,320

116,000	Bank New York Mellon	6,615,480

12,000	BlackRock Inc.	6,593,160

145,000	Federated Investors Inc.	4,724,100

130,000	Franklin Resources, Inc.	5,027,100

117,000	Legg Mason, Inc.	4,669,470

57,000	State Street Corporation	6,050,550

49,000	T. Rowe Price Group Inc.	5,483,100
	Total Capital Markets	43,543,280

	Chemicals – 1.2%

49,000	LyondellBasell Industries NV	5,302,780

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.1%

56,000	Waste Management, Inc.	$4,833,920

	Communications Equipment – 3.8%

295,000	Cisco Systems, Inc.	13,210,100

163,200	Juniper Networks Inc.	4,187,712
	Total Communications Equipment	17,397,812

	Construction & Engineering – 1.0%

133,000	AECOM, (2)	4,722,830

	Consumer Finance – 3.7%

182,000	Ally Financial Inc.	5,077,800

13,000	Credit Acceptance Corporation, (2)	4,090,970

74,000	Discover Financial Services	5,833,420

42,000	OneMain Holdings Inc., (2)	1,287,720

51,000	Santander Consumer USA Holdings Inc.	833,850
	Total Consumer Finance	17,123,760

	Containers & Packaging – 2.1%

290,000	Graphic Packaging Holding Company	4,439,900

79,000	WestRock Company	5,195,040
	Total Containers & Packaging	9,634,940

	Diversified Consumer Services – 0.8%

141,000	H & R Block Inc.	3,571,530

	Diversified Financial Services – 1.2%

27,000	Berkshire Hathaway Inc., Class B, (2)	5,594,400

	Diversified Telecommunication Services – 3.4%

352,000	AT&T Inc.	12,777,600

237,026	Frontier Communications Corporation	1,666,293

208,000	Intelsat SA, (2)	1,006,720
	Total Diversified Telecommunication Services	15,450,613

	Electric Utilities – 1.1%

120,000	PG&E Corporation	4,930,800

	Electrical Equipment – 1.9%

31,000	Acuity Brands Inc.	4,419,980

61,000	Regal-Beloit Corporation	4,410,300
	Total Electrical Equipment	8,830,280

	Electronic Equipment & Instruments – 1.1%

184,000	Jabil Inc.	4,984,560

	Food & Staples Retailing – 6.0%

106,000	CVS Health Corporation	7,179,380

184,000	Kroger Co.	4,990,080

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

93,000	Walgreens Boots Alliance Inc.	$6,406,770

97,000	Wal-Mart Stores, Inc.	8,730,970
	Total Food & Staples Retailing	27,307,200

	Health Care Providers & Services – 9.6%

4,900	AmerisourceBergen Corporation	466,284

28,000	Anthem Inc.	6,590,640

78,000	Cardinal Health, Inc.	5,398,380

51,000	Centene Corporation, (2)	5,172,420

25,000	CIGNA Corporation	4,897,250

82,000	Express Scripts, Holding Company, (2)	6,186,900

18,000	Humana Inc.	4,892,760

38,000	McKesson HBOC Inc.	5,670,740

24,000	Wellcare Health Plans Inc., (2)	4,653,840
	Total Health Care Providers & Services	43,929,214

	Hotels, Restaurants & Leisure – 2.2%

62,000	Hyatt Hotels Corporation, Class A	4,790,740

41,000	Royal Caribbean Cruises Limited	5,190,600
	Total Hotels, Restaurants & Leisure	9,981,340

	Household Durables – 0.9%

82,000	Tempur Sealy International, Inc., (2)	4,053,260

	Household Products – 0.6%

35,000	Procter & Gamble Company	2,748,200

	Independent Power & Renewable Electricity Producers – 1.1%

73,700	AES Corporation	801,119

278,000	Calpine Corporation, (2)	4,231,160
	Total Independent Power & Renewable Electricity Producers	5,032,279

	Insurance – 1.5%

36,000	AFLAC Incorporated	3,199,680

82,000	MetLife, Inc.	3,787,580
	Total Insurance	6,987,260

	IT Services – 1.1%

119,000	Booz Allen Hamilton Holding	4,513,670

2,800	MasterCard, Inc.	492,128
	Total IT Services	5,005,798

	Machinery – 1.0%

9,100	Allison Transmission Holdings Inc.	360,633

103,000	Terex Corporation	4,276,560
	Total Machinery	4,637,193

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Media – 1.3%

164,000	Discovery Communications Inc., Class A Shares, (2)	$3,988,480

193,900	Gannett Co. Inc.	1,946,756
	Total Media	5,935,236

	Multiline Retail – 3.5%

77,800	Big Lots, Inc.	4,372,360

81,000	Kohl’s Corporation	5,353,290

85,000	Target Corporation	6,409,850
	Total Multiline Retail	16,135,500

	Oil, Gas & Consumable Fuels – 6.4%

263,000	Antero Resources Corporation, (2)	4,947,030

40,000	Exxon Mobil Corporation	3,029,600

110,000	HollyFrontier Company	4,711,300

88,000	Marathon Petroleum Corporation	5,637,280

153,000	PBF Energy Inc.	4,484,430

17,000	Range Resources Corporation	225,930

67,000	Valero Energy Corporation	6,058,140
	Total Oil, Gas & Consumable Fuels	29,093,710

	Paper & Forest Products – 1.0%

103,000	Domtar Corporation	4,610,280

	Pharmaceuticals – 1.2%

16,000	Johnson & Johnson	2,078,080

95,400	Pfizer Inc.	3,463,974
	Total Pharmaceuticals	5,542,054

	Professional Services – 1.0%

39,000	Manpower Inc.	4,619,940

	Real Estate Management & Development – 1.2%

113,000	CBRE Group Inc., (2)	5,282,750

	Road & Rail – 0.4%

26,000	Genesee & Wyoming Inc., (2)	1,807,780

	Semiconductors & Semiconductor Equipment – 3.9%

72,000	First Solar Inc., (2)	4,525,200

75,000	Intel Corporation	3,696,750

210,000	Marvell Technology Group Ltd.	4,932,900

194,000	ON Semiconductor Corporation, (2)	4,640,480
	Total Semiconductors & Semiconductor Equipment	17,795,330

	Software – 1.4%

2,400	Intuit, Inc.	400,464

32,000	Oracle Corporation	1,621,440

Shares	Description (1)			Value

	Software (continued)

35,000	VMware Inc., (2)			$4,611,250
	Total Software			6,633,154

	Specialty Retail – 3.2%

76,000	Best Buy Co., Inc.			5,505,440

156,000	Gap, Inc.			4,926,480

125,000	Urban Outfitters, Inc., (2)			4,411,250
	Total Specialty Retail			14,843,170

	Technology Hardware, Storage & Peripherals – 3.7%

260,000	HP Inc.			6,081,400

84,000	NetApp, Inc.			5,086,200

64,000	Western Digital Corporation			5,570,560
	Total Technology Hardware, Storage & Peripherals			16,738,160

	Textiles, Apparel & Luxury Goods – 1.2%

77,000	Michael Kors Holdings Limited, (2)			4,845,610

8,000	VF Corporation			596,560
	Total Textiles, Apparel & Luxury Goods			5,442,170

	Wireless Telecommunication Services – 2.0%

153,900	Telephone and Data Systems Inc.			4,315,356

82,000	T-Mobile US Inc., (2)			4,970,020
	Total Wireless Telecommunication Services			9,285,376
	Total Long-Term Investments (cost $416,289,465)			456,345,509

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$588	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $587,669, collateralized by $620,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $601,918	0.540%	3/01/18	$587,660
	Total Short-Term Investments (cost $587,660)			587,660
	Total Investments (cost $416,877,125) – 99.9%			456,933,169
	Other Assets Less Liabilities – 0.1%			327,427
	Net Assets – 100%			$457,260,596

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Large Cap Core Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Auto Components – 2.0%

34,000	Lear Corporation	$6,343,380

43,000	Visteon Corporation, (2)	5,325,120
	Total Auto Components	11,668,500

	Automobiles – 1.8%

375,000	Ford Motor Company	3,978,750

180,000	General Motors Company	7,083,000
	Total Automobiles	11,061,750

	Banks – 1.9%

40,000	Bank of America Corporation	1,284,000

29,000	JPMorgan Chase & Co.	3,349,500

335,000	Regions Financial Corporation	6,502,350
	Total Banks	11,135,850

	Biotechnology – 3.8%

50,000	Amgen Inc.	9,188,500

24,000	Biogen Inc., (2)	6,935,760

74,000	Celgene Corporation, (2)	6,446,880
	Total Biotechnology	22,571,140

	Building Products – 1.0%

75,000	Owens Corning	6,097,500

	Capital Markets – 7.1%

35,000	Ameriprise Financial, Inc.	5,475,400

126,500	Bank New York Mellon	7,214,295

182,000	Federated Investors Inc.	5,929,560

153,000	Legg Mason, Inc.	6,106,230

38,000	S&P Global, Inc.	7,288,400

68,000	State Street Corporation	7,218,200

31,000	T. Rowe Price Group Inc.	3,468,900
	Total Capital Markets	42,700,985

	Commercial Services & Supplies – 0.7%

48,000	Waste Management, Inc.	4,143,360

	Communications Equipment – 2.6%

249,000	Cisco Systems, Inc.	11,150,220

169,700	Juniper Networks Inc.	4,354,502
	Total Communications Equipment	15,504,722

Shares	Description (1)	Value

	Construction & Engineering – 1.0%

171,000	AECOM, (2)	$6,072,210

	Consumer Finance – 2.6%

227,000	Ally Financial Inc.	6,333,300

37,000	Discover Financial Services	2,916,710

198,000	OneMain Holdings Inc., (2)	6,070,680
	Total Consumer Finance	15,320,690

	Containers & Packaging – 1.6%

79,900	Berry Plastics Corporation, (2)	4,346,560

75,700	WestRock Company	4,978,032
	Total Containers & Packaging	9,324,592

	Diversified Financial Services – 0.6%

16,000	Berkshire Hathaway Inc., Class B, (2)	3,315,200

	Diversified Telecommunication Services – 2.2%

308,000	AT&T Inc.	11,180,400

258,599	Frontier Communications Corporation	1,817,951
	Total Diversified Telecommunication Services	12,998,351

	Electrical Equipment – 1.3%

15,000	Acuity Brands Inc.	2,138,700

75,000	Regal-Beloit Corporation	5,422,500
	Total Electrical Equipment	7,561,200

	Electronic Equipment, Instruments & Components – 1.0%

221,000	Jabil Inc.	5,986,890

	Food & Staples Retailing – 5.4%

113,000	CVS Health Corporation	7,653,490

104,000	Sprouts Farmers Market Inc., (2)	2,679,040

112,000	Sysco Corporation	6,680,800

108,000	Walgreens Boots Alliance Inc.	7,440,120

90,000	Wal-Mart Stores, Inc.	8,100,900
	Total Food & Staples Retailing	32,554,350

	Health Care Providers & Services – 10.8%

63,000	AmerisourceBergen Corporation	5,995,080

90,000	Cardinal Health, Inc.	6,228,900

64,000	Centene Corporation, (2)	6,490,880

37,000	CIGNA Corporation	7,247,930

94,000	Express Scripts, Holding Company, (2)	7,092,300

27,000	Humana Inc.	7,339,140

46,000	McKesson HBOC Inc.	6,864,580

49,000	UnitedHealth Group Incorporated	11,081,840

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

32,000	Wellcare Health Plans Inc., (2)	$6,205,120
	Total Health Care Providers & Services	64,545,770

	Hotels, Restaurants & Leisure – 4.8%

80,000	Hyatt Hotels Corporation, Class A	6,181,600

51,000	Marriott International, Inc., Class A	7,201,710

52,000	Royal Caribbean Cruises Limited	6,583,200

54,000	Wyndham Worldwide Corporation	6,252,120

13,000	Wynn Resorts Ltd	2,177,500
	Total Hotels, Restaurants & Leisure	28,396,130

	Household Durables – 1.0%

116,000	Tempur Sealy International, Inc., (2)	5,733,880

	Internet and Direct Marketing Retail – 2.0%

5,000	Amazon.com, Inc., (2)	7,562,250

41,000	Expedia, Inc.	4,311,970
	Total Internet and Direct Marketing Retail	11,874,220

	Internet Software & Services – 4.4%

9,000	Alphabet Inc., Class A, (2)	9,935,280

22,000	Facebook Inc., Class A Shares, (2)	3,923,040

41,000	IAC/InterActiveCorp.	6,105,310

55,000	VeriSign, Inc., (2)	6,381,100
	Total Internet Software & Services	26,344,730

	IT Services – 3.5%

57,000	MasterCard, Inc.	10,018,320

90,000	Visa Inc.	11,064,600
	Total IT Services	21,082,920

	Machinery – 1.0%

158,000	Allison Transmission Holdings Inc.	6,261,540

	Media – 1.5%

19,000	AMC Networks Inc., Class A Shares, (2)	998,830

240,000	Discovery Communications Inc., Class A Shares, (2)	5,836,800

218,000	Gannett Co. Inc.	2,188,720
	Total Media	9,024,350

	Multiline Retail – 3.8%

59,600	Big Lots, Inc.	3,349,520

101,000	Kohl’s Corporation	6,675,090

113,000	Nordstrom, Inc.	5,798,030

95,000	Target Corporation	7,163,950
	Total Multiline Retail	22,986,590

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 5.2%

341,000	Antero Resources Corporation, (2)	$6,414,210

50,000	EQT Corporation	2,515,500

24,000	Exxon Mobil Corporation	1,817,760

21,000	HollyFrontier Company	899,430

103,000	Marathon Petroleum Corporation	6,598,180

197,000	PBF Energy Inc.	5,774,070

76,000	Valero Energy Corporation	6,871,920
	Total Oil, Gas & Consumable Fuels	30,891,070

	Paper & Forest Products – 1.0%

138,000	Domtar Corporation	6,176,880

	Personal Products – 1.1%

71,000	Herbalife, Limited	6,539,100

	Pharmaceuticals – 0.4%

18,000	Johnson & Johnson	2,337,840

	Professional Services – 1.9%

43,000	Manpower Inc.	5,093,780

107,000	Robert Half International Inc.	6,106,490
	Total Professional Services	11,200,270

	Real Estate Management & Development – 1.1%

142,000	CBRE Group Inc., (2)	6,638,500

	Semiconductors & Semiconductor Equipment – 1.9%

86,000	First Solar Inc., (2)	5,405,100

261,000	Marvell Technology Group Ltd.	6,130,890
	Total Semiconductors & Semiconductor Equipment	11,535,990

	Software – 6.1%

43,400	Intuit, Inc.	7,241,724

148,000	Microsoft Corporation	13,877,960

29,000	Oracle Corporation	1,469,430

49,000	Red Hat, Inc., (2)	7,222,600

49,000	VMware Inc., (2)	6,455,750
	Total Software	36,267,464

	Specialty Retail – 3.1%

90,000	Best Buy Co., Inc.	6,519,600

199,000	Gap, Inc.	6,284,420

170,000	Urban Outfitters, Inc., (2)	5,999,300
	Total Specialty Retail	18,803,320

	Technology Hardware, Storage & Peripherals – 5.8%

86,000	Apple, Inc.	15,318,320

264,400	HP Inc.	6,184,316

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals (continued)

110,000	NetApp, Inc.			$6,660,500

78,000	Western Digital Corporation			6,789,120
	Total Technology Hardware, Storage & Peripherals			34,952,256

	Textiles, Apparel & Luxury Goods – 2.1%

88,600	Michael Kors Holdings Limited, (2)			5,575,598

13,000	Ralph Lauren Corporation			1,375,920

73,000	VF Corporation			5,443,610
	Total Textiles, Apparel & Luxury Goods			12,395,128

	Wireless Telecommunication Services – 0.9%

201,100	Telephone and Data Systems Inc.			5,638,844
	Total Long-Term Investments (cost $520,158,511)			597,644,082

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$420	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $420,311, collateralized by $445,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $432,022	0.540%	3/01/18	$420,305
	Total Short-Term Investments (cost $420,305)			420,305
	Total Investments (cost $520,578,816) – 100.1%			598,064,387
	Other Assets Less Liabilities – (0.1)%			(649,099)
	Net Assets – 100%			$597,415,288

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Auto Components – 2.2%

20,000	Lear Corporation	$3,731,400

28,000	Visteon Corporation, (2)	3,467,520
	Total Auto Components	7,198,920

	Automobiles – 1.0%

18,200	Ford Motor Company	193,102

24,000	Thor Industries, Inc.	3,096,000
	Total Automobiles	3,289,102

	Biotechnology – 4.1%

24,000	Amgen Inc.	4,410,480

15,000	Biogen Inc., (2)	4,334,850

54,000	Celgene Corporation, (2)	4,704,480
	Total Biotechnology	13,449,810

	Capital Markets – 7.8%

23,000	Ameriprise Financial, Inc.	3,598,120

103,000	Federated Investors Inc.	3,355,740

27,000	Invesco LTD	878,580

87,000	Legg Mason, Inc.	3,472,170

45,000	LPL Investments Holdings Inc.	2,892,150

24,000	S&P Global, Inc.	4,603,200

35,000	State Street Corporation	3,715,250

31,000	T. Rowe Price Group Inc.	3,468,900
	Total Capital Markets	25,984,110

	Chemicals – 1.1%

34,000	LyondellBasell Industries NV	3,679,480

	Commercial Services & Supplies – 0.5%

20,000	Waste Management, Inc.	1,726,400

	Consumer Finance – 1.0%

10,000	Credit Acceptance Corporation, (2)	3,146,900

	Containers & Packaging – 1.3%

15,300	Berry Plastics Corporation, (2)	832,320

230,000	Graphic Packaging Holding Company	3,521,300
	Total Containers & Packaging	4,353,620

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.0%

16,900	Intelsat SA, (2)	$81,796

	Electrical Equipment – 1.0%

24,000	Acuity Brands Inc.	3,421,920

	Electronic Equipment, Instruments & Components – 0.2%

26,000	Jabil Inc.	704,340

	Food & Staples Retailing – 5.2%

1,609,000	Rite Aid Corporation, (2)	3,169,730

134,000	Sprouts Farmers Market Inc., (2)	3,451,840

68,000	Sysco Corporation	4,056,200

53,000	Walgreens Boots Alliance Inc.	3,651,170

34,200	Wal-Mart Stores, Inc.	3,078,342
	Total Food & Staples Retailing	17,407,282

	Health Care Providers & Services – 10.7%

40,000	AmerisourceBergen Corporation	3,806,400

34,000	Centene Corporation, (2)	3,448,280

23,000	CIGNA Corporation	4,505,470

46,000	Express Scripts, Holding Company, (2)	3,470,700

16,000	Humana Inc.	4,349,120

23,000	McKesson HBOC Inc.	3,432,290

39,000	UnitedHealth Group Incorporated	8,820,240

19,000	Wellcare Health Plans Inc., (2)	3,684,290
	Total Health Care Providers & Services	35,516,790

	Hotels, Restaurants & Leisure – 6.8%

57,000	Dunkin Brands Group Inc.	3,413,730

41,000	Hyatt Hotels Corporation, Class A	3,168,070

55,000	Las Vegas Sands	4,004,550

33,000	Marriott International, Inc., Class A	4,659,930

31,000	Wyndham Worldwide Corporation	3,589,180

23,000	Wynn Resorts Ltd	3,852,500
	Total Hotels, Restaurants & Leisure	22,687,960

	Household Durables – 1.9%

67,000	Tempur Sealy International, Inc., (2)	3,311,810

19,000	Whirlpool Corporation	3,086,170
	Total Household Durables	6,397,980

	Internet and Direct Marketing Retail – 3.7%

6,000	Amazon.com, Inc., (2)	9,074,700

29,000	Expedia, Inc.	3,049,930
	Total Internet and Direct Marketing Retail	12,124,630

Shares	Description (1)	Value

	Internet Software & Services – 6.3%

9,000	Alphabet Inc., Class A, (2)	$9,935,280

22,000	Facebook Inc., Class A Shares, (2)	3,923,040

24,000	IAC/InterActiveCorp.	3,573,840

31,000	VeriSign, Inc., (2)	3,596,620
	Total Internet Software & Services	21,028,780

	IT Services – 5.3%

20,700	Booz Allen Hamilton Holding	785,151

44,000	MasterCard, Inc.	7,733,440

73,000	Visa Inc.	8,974,620
	Total IT Services	17,493,211

	Leisure Products – 1.0%

30,000	Polaris Industries Inc.	3,419,700

	Machinery – 2.1%

90,000	Allison Transmission Holdings Inc.	3,566,700

25,000	WABCO Holdings Inc.	3,449,250
	Total Machinery	7,015,950

	Media – 2.7%

66,000	AMC Networks Inc., Class A Shares, (2)	3,469,620

108,000	Comcast Corporation, Class A	3,910,680

32,200	Discovery Communications Inc., Class A Shares, (2)	783,104

20,700	Live Nation Inc., (2)	927,360
	Total Media	9,090,764

	Multiline Retail – 1.6%

13,500	Big Lots, Inc.	758,700

12,600	Kohl’s Corporation	832,734

69,000	Nordstrom, Inc.	3,540,390
	Total Multiline Retail	5,131,824

	Oil, Gas & Consumable Fuels – 2.1%

191,000	Antero Resources Corporation, (2)	3,592,710

68,000	EQT Corporation	3,421,080
	Total Oil, Gas & Consumable Fuels	7,013,790

	Personal Products – 1.1%

41,000	Herbalife, Limited	3,776,100

	Professional Services – 1.1%

65,000	Robert Half International Inc.	3,709,550

	Real Estate Management & Development – 1.1%

76,000	CBRE Group Inc., (2)	3,553,000

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 0.7%

18,000	ON Semiconductor Corporation, (2)	$430,560

40,000	Teradyne Inc.	1,816,000
	Total Semiconductors & Semiconductor Equipment	2,246,560

	Software – 11.9%

28,000	Adobe Systems Incorporated, (2)	5,855,640

85,000	Cadence Design Systems, Inc., (2)	3,295,450

28,000	Electronic Arts Inc., (2)	3,463,600

26,000	Intuit, Inc.	4,338,360

161,000	Microsoft Corporation	15,096,970

27,000	Red Hat, Inc., (2)	3,979,800

28,000	VMware Inc., (2)	3,689,000
	Total Software	39,718,820

	Specialty Retail – 4.0%

12,900	Best Buy Co., Inc.	934,476

28,000	Burlington Store Inc., (2)	3,433,920

108,000	Gap, Inc.	3,410,640

41,000	Lowe’s Companies, Inc.	3,673,190

25,000	Ross Stores, Inc.	1,952,250
	Total Specialty Retail	13,404,476

	Technology Hardware, Storage & Peripherals – 7.1%

91,000	Apple, Inc.	16,208,920

65,000	NetApp, Inc.	3,935,750

41,000	Western Digital Corporation	3,568,640
	Total Technology Hardware, Storage & Peripherals	23,713,310

	Textiles, Apparel & Luxury Goods – 1.3%

53,000	Michael Kors Holdings Limited, (2)	3,335,290

14,300	VF Corporation	1,066,351
	Total Textiles, Apparel & Luxury Goods	4,401,641

	Trading Companies & Distributors – 2.1%

74,000	Air Lease Corporation	3,231,580

14,000	W.W. Grainger, Inc.	3,661,700
	Total Trading Companies & Distributors	6,893,280
	Total Long-Term Investments (cost $263,117,467)	332,781,796

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$507	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $506,595 collateralized by $535,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $519,397	0.540%	3/01/18	$506,587
	Total Short-Term Investments (cost $506,587)			506,587
	Total Investments (cost $263,624,054) – 100.2%			333,288,383
	Other Assets Less Liabilities – (0.2)%			(704,893)
	Net Assets – 100%			$332,583,490

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Concentrated Core Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Automobiles – 10.3%

470,000	Ford Motor Company	$4,986,700

115,100	General Motors Company	4,529,185
	Total Automobiles	9,515,885

	Biotechnology – 14.7%

25,000	Amgen Inc.	4,594,250

15,900	Biogen Inc., (2)	4,594,941

50,000	Celgene Corporation, (2)	4,356,000
	Total Biotechnology	13,545,191

	Capital Markets – 13.1%

19,200	Ameriprise Financial, Inc.	3,003,648

108,900	Franklin Resources, Inc.	4,211,163

46,000	State Street Corporation	4,882,900
	Total Capital Markets	12,097,711

	Diversified Telecommunication Services – 4.6%

116,500	AT&T Inc.	4,228,950

	Food & Staples Retailing – 10.2%

67,700	CVS Health Corporation	4,585,321

70,600	Walgreens Boots Alliance Inc.	4,863,634
	Total Food & Staples Retailing	9,448,955

	Health Care Providers & Services – 15.7%

24,400	CIGNA Corporation	4,779,716

65,500	Express Scripts, Holding Company, (2)	4,941,975

31,800	McKesson HBOC Inc.	4,745,514
	Total Health Care Providers & Services	14,467,205

	Hotels, Restaurants & Leisure – 5.0%

36,300	Royal Caribbean Cruises Limited	4,595,580

	IT Services – 10.8%

27,800	MasterCard, Inc.	4,886,128

41,000	Visa Inc.	5,040,540
	Total IT Services	9,926,668

	Oil, Gas & Consumable Fuels – 4.9%

71,100	Marathon Petroleum Corporation	4,554,666

Shares	Description (1)	Value

	Software – 5.3%

36,800	VMware Inc., (2)	$4,848,400

	Technology Hardware, Storage & Peripherals – 5.0%

52,600	Western Digital Corporation	4,578,304
	Total Long-Term Investments (cost $88,992,364)	91,807,515
	Other Assets Less Liabilities – 0.4%	349,838
	Net Assets – 100%	$92,157,353

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Growth Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 3.5%

2,111	Boeing Company	$764,625

6,850	Spirit AeroSystems Holdings Inc.	625,337

1,538	TransDigm Group Inc., (2)	443,421
	Total Aerospace & Defense	1,833,383

	Airlines – 1.0%

9,643	Southwest Airlines Co.	557,751

	Auto Components – 1.2%

3,362	Lear Corporation	627,248

	Beverages – 1.0%

4,926	PepsiCo, Inc.	540,530

	Biotechnology – 5.5%

5,172	Amgen Inc.	950,458

3,056	Biogen Inc., (2)	883,153

5,423	Bioverativ, Inc., (2)	567,680

6,610	Gilead Sciences, Inc.	520,405
	Total Biotechnology	2,921,696

	Capital Markets – 3.0%

15,418	Federated Investors Inc.	502,318

9,584	T. Rowe Price Group Inc.	1,072,450
	Total Capital Markets	1,574,768

	Communications Equipment – 0.9%

3,085	F5 Networks, Inc., (2)	458,184

	Food & Staples Retailing – 4.5%

20,661	Sprouts Farmers Market Inc., (2)	532,227

17,695	Sysco Corporation	1,055,507

12,015	Walgreens Boots Alliance Inc.	827,713
	Total Food & Staples Retailing	2,415,447

	Health Care Providers & Services – 14.3%

4,066	Aetna Inc.	719,926

7,559	AmerisourceBergen Corporation	719,314

3,032	Anthem Inc.	713,672

7,873	Cardinal Health, Inc.	544,890

13,364	Express Scripts, Holding Company, (2)	1,008,314

2,771	Humana Inc.	753,213

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

3,964	McKesson HBOC Inc.	$591,548

11,127	UnitedHealth Group Incorporated	2,516,482
	Total Health Care Providers & Services	7,567,359

	Hotels, Restaurants & Leisure – 2.0%

7,711	Marriott International, Inc., Class A	1,088,870

	Insurance – 1.2%

4,219	Reinsurance Group of America Inc.	648,840

	Internet Software & Services – 8.4%

3,555	Alphabet Inc., Class A, (2)	3,924,438

2,889	Facebook Inc., Class A Shares, (2)	515,166
	Total Internet Software & Services	4,439,604

	IT Services – 11.2%

10,828	Booz Allen Hamilton Holding	410,706

5,088	Henry Jack and Associates Inc.	596,822

13,587	MasterCard, Inc.	2,388,051

20,553	Visa Inc.	2,526,786
	Total IT Services	5,922,365

	Media – 6.5%

43,683	Comcast Corporation, Class A	1,581,761

7,006	Discovery Communications Inc., Class A Shares, (2)	170,386

10,492	Omnicom Group, Inc.	799,805

5,667	Scripps Networks Interactive, Class A Shares	509,237

3,602	Walt Disney Company	371,582
	Total Media	3,432,771

	Multiline Retail – 1.4%

9,705	Target Corporation	731,854

	Professional Services – 1.0%

9,434	Robert Half International Inc.	538,398

	Software – 16.0%

14,562	Cadence Design Systems, Inc., (2)	564,569

7,988	Intuit, Inc.	1,332,878

39,819	Microsoft Corporation	3,733,828

8,022	Red Hat, Inc., (2)	1,182,443

6,402	Synopsys Inc., (2)	542,057

8,415	VMware Inc., (2)	1,108,676
	Total Software	8,464,451

	Specialty Retail – 10.0%

17,596	Gap, Inc.	555,682

Nuveen Growth Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)			Value

	Specialty Retail (continued)

13,792	Home Depot, Inc.			$2,513,868

12,847	Lowe’s Companies, Inc.			1,150,963

14,165	Ross Stores, Inc.			1,106,145
	Total Specialty Retail			5,326,658

	Technology Hardware, Storage & Peripherals – 6.4%

18,941	Apple, Inc.			3,373,771

	Textiles, Apparel & Luxury Goods – 0.9%

8,034	Michael Kors Holdings Limited, (2)			505,580
	Total Long-Term Investments (cost $38,088,809)			52,969,528

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$164	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $163,719, collateralized by $175,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $169,896	0.540%	3/01/18	$163,717
	Total Short-Term Investments (cost $163,717)			163,717
	Total Investments (cost $38,252,526) – 100.2%			53,133,245
	Other Assets Less Liabilities – (0.2)%			(126,224)
	Net Assets – 100%			$53,007,021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 124.2%

	COMMON STOCKS – 124.2%

	Airlines – 0.9%

27,700	Southwest Airlines Co.	$1,602,168

	Auto Components – 2.7%

15,600	Aptiv PLC.	1,424,748

10,700	Lear Corporation	1,996,299

12,800	Visteon Corporation, (2)	1,585,152
	Total Auto Components	5,006,199

	Automobiles – 1.5%

86,000	Ford Motor Company	912,460

45,100	General Motors Company	1,774,685
	Total Automobiles	2,687,145

	Banks – 8.0%

102,300	Bank of America Corporation	3,283,830

38,900	BB&T Corporation	2,114,215

32,600	CIT Group Inc.	1,729,430

31,600	JPMorgan Chase & Co.	3,649,800

104,600	Regions Financial Corporation	2,030,286

24,500	SunTrust Banks, Inc.	1,711,080
	Total Banks	14,518,641

	Biotechnology – 5.5%

22,700	AbbVie Inc.	2,629,341

11,500	Alexion Pharmaceuticals Inc., (2)	1,350,675

13,300	Amgen Inc.	2,444,141

6,200	Biogen Inc., (2)	1,791,738

21,300	Celgene Corporation, (2)	1,855,656
	Total Biotechnology	10,071,551

	Building Products – 1.1%

23,900	Owens Corning	1,943,070

	Capital Markets – 7.9%

5,000	Ameriprise Financial, Inc.	782,200

30,900	Bank New York Mellon	1,762,227

41,000	Federated Investors Inc.	1,335,780

33,000	Legg Mason, Inc.	1,317,030

31,100	LPL Investments Holdings Inc.	1,998,797

23,000	NASDAQ Stock Market, Inc.	1,857,250

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

10,600	S&P Global, Inc.	$2,033,080

20,500	State Street Corporation	2,176,075

10,000	T. Rowe Price Group Inc.	1,119,000
	Total Capital Markets	14,381,439

	Chemicals – 3.2%

42,000	CF Industries Holdings, Inc.	1,732,080

19,400	LyondellBasell Industries NV	2,099,468

18,200	Westlake Chemical Corporation	1,970,332
	Total Chemicals	5,801,880

	Commercial Services & Supplies – 2.3%

39,100	KAR Auction Services Inc.	2,114,528

23,800	Waste Management, Inc.	2,054,416
	Total Commercial Services & Supplies	4,168,944

	Communications Equipment – 2.3%

67,000	Cisco Systems, Inc.	3,000,260

45,000	Juniper Networks Inc.	1,154,700
	Total Communications Equipment	4,154,960

	Construction & Engineering – 0.7%

38,200	AECOM, (2)	1,356,482

	Consumer Finance – 2.2%

72,300	Ally Financial Inc.	2,017,170

25,400	Discover Financial Services	2,002,282
	Total Consumer Finance	4,019,452

	Containers & Packaging – 2.5%

22,900	Berry Plastics Corporation, (2)	1,245,760

88,600	Graphic Packaging Holding Company	1,356,466

31,000	WestRock Company	2,038,560
	Total Containers & Packaging	4,640,786

	Diversified Telecommunication Services – 1.6%

82,000	AT&T Inc.	2,976,600

	Electrical Equipment – 1.6%

11,500	Acuity Brands Inc.	1,639,670

18,500	Regal-Beloit Corporation	1,337,550
	Total Electrical Equipment	2,977,220

	Electronic Equipment, Instruments & Components – 0.8%

52,700	Jabil Inc.	1,427,643

	Food & Staples Retailing – 5.3%

27,300	CVS Health Corporation	1,849,029

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

79,100	Sprouts Farmers Market Inc., (2)	$2,037,616

35,100	Sysco Corporation	2,093,715

23,400	Walgreens Boots Alliance Inc.	1,612,026

23,100	Wal-Mart Stores, Inc.	2,079,231
	Total Food & Staples Retailing	9,671,617

	Gas Utilities – 0.7%

25,500	National Fuel Gas Company	1,260,465

	Health Care Providers & Services – 8.7%

19,000	AmerisourceBergen Corporation	1,808,040

20,200	Centene Corporation, (2)	2,048,684

11,300	CIGNA Corporation	2,213,557

24,200	Express Scripts, Holding Company, (2)	1,825,890

8,000	Humana Inc.	2,174,560

5,600	McKesson HBOC Inc.	835,688

12,500	UnitedHealth Group Incorporated	2,827,000

10,500	Wellcare Health Plans Inc., (2)	2,036,055
	Total Health Care Providers & Services	15,769,474

	Hotels, Restaurants & Leisure – 5.3%

26,500	Dunkin Brands Group Inc.	1,587,085

25,600	Hyatt Hotels Corporation, Class A	1,978,112

13,700	Marriott International, Inc., Class A	1,934,577

15,900	Royal Caribbean Cruises Limited	2,012,940

17,700	Wyndham Worldwide Corporation	2,049,306
	Total Hotels, Restaurants & Leisure	9,562,020

	Household Durables – 0.9%

35,000	Tempur Sealy International, Inc., (2)	1,730,050

	Independent Power & Renewable Electricity Producers – 0.6%

105,350	AES Corporation	1,145,155

	Internet Software & Services – 3.4%

1,800	Alphabet Inc., Class A, (2)	1,987,056

4,500	Facebook Inc., Class A Shares, (2)	802,440

9,900	IAC/InterActiveCorp.	1,474,209

17,000	VeriSign, Inc., (2)	1,972,340
	Total Internet Software & Services	6,236,045

	IT Services – 4.1%

15,600	MasterCard, Inc.	2,741,856

25,000	Visa Inc.	3,073,500

20,000	Worldpay, Inc., (2)	1,625,600
	Total IT Services	7,440,956

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Leisure Products – 1.0%

16,700	Polaris Industries Inc.	$1,903,633

	Machinery – 2.7%

51,000	Allison Transmission Holdings Inc.	2,021,130

36,100	Terex Corporation	1,498,872

10,000	WABCO Holdings Inc.	1,379,700
	Total Machinery	4,899,702

	Media – 4.0%

66,100	Comcast Corporation, Class A	2,393,481

69,000	Discovery Communications Inc., Class A Shares, (2)	1,678,080

41,400	Live Nation Inc., (2)	1,854,720

100,000	TEGNA Inc.	1,286,000
	Total Media	7,212,281

	Metals & Mining – 1.0%

38,500	Steel Dynamics Inc.	1,780,625

	Multiline Retail – 2.9%

22,500	Kohl’s Corporation	1,487,025

30,200	Nordstrom, Inc.	1,549,562

28,800	Target Corporation	2,171,808
	Total Multiline Retail	5,208,395

	Oil, Gas & Consumable Fuels – 7.7%

91,000	Antero Resources Corporation, (2)	1,711,710

39,100	EQT Corporation	1,967,121

44,600	HollyFrontier Company	1,910,218

31,800	Marathon Petroleum Corporation	2,037,108

49,000	Murphy Oil Corporation	1,242,150

64,900	PBF Energy Inc.	1,902,219

23,400	Valero Energy Corporation	2,115,828

40,000	Whiting Petroleum Corporation, (2)	1,088,400
	Total Oil, Gas & Consumable Fuels	13,974,754

	Paper & Forest Products – 0.8%

34,200	Domtar Corporation	1,530,792

	Personal Products – 1.1%

22,200	Herbalife, Limited	2,044,620

	Pharmaceuticals – 1.3%

34,800	Bristol-Myers Squibb Company	2,303,760

	Professional Services – 1.1%

34,400	Robert Half International Inc.	1,963,208

Shares	Description (1)	Value

	Real Estate Management & Development – 0.8%

32,700	CBRE Group Inc., (2)	$1,528,725

	Road & Rail – 0.9%

23,000	Genesee & Wyoming Inc., (2)	1,599,190

	Semiconductors & Semiconductor Equipment – 2.9%

23,700	First Solar Inc., (2)	1,489,545

85,800	Marvell Technology Group Ltd.	2,015,442

74,100	ON Semiconductor Corporation, (2)	1,772,472
	Total Semiconductors & Semiconductor Equipment	5,277,459

	Software – 8.3%

22,300	Citrix Systems, (2)	2,051,600

12,700	Intuit, Inc.	2,119,122

43,000	Microsoft Corporation	4,032,110

53,100	Oracle Corporation	2,690,577

14,000	Red Hat, Inc., (2)	2,063,600

16,000	VMware Inc., (2)	2,108,000
	Total Software	15,065,009

	Specialty Retail – 4.9%

26,100	Best Buy Co., Inc.	1,890,684

14,600	Burlington Store Inc., (2)	1,790,544

37,600	Gap, Inc.	1,187,408

26,800	Ross Stores, Inc.	2,092,812

55,000	Urban Outfitters, Inc., (2)	1,940,950
	Total Specialty Retail	8,902,398

	Technology Hardware, Storage & Peripherals – 3.9%

20,900	Apple, Inc.	3,722,708

34,100	NetApp, Inc.	2,064,755

14,000	Western Digital Corporation	1,218,560
	Total Technology Hardware, Storage & Peripherals	7,006,023

	Textiles, Apparel & Luxury Goods – 3.3%

31,100	Michael Kors Holdings Limited, (2)	1,957,123

18,500	Ralph Lauren Corporation	1,958,040

27,600	VF Corporation	2,058,132
	Total Textiles, Apparel & Luxury Goods	5,973,295

	Wireless Telecommunication Services – 1.8%

43,000	Telephone and Data Systems Inc.	1,205,720

33,300	T-Mobile US Inc., (2)	2,018,313
	Total Wireless Telecommunication Services	3,224,033
	Total Long-Term Investments (cost $209,466,305)	225,947,864

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$828	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $827,829, collateralized by $870,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $844,627	0.540%	3/01/18	$827,817
	Total Short-Term Investments (cost $827,817)			827,817
	Total Investments (cost $210,294,122) – 124.7%			226,775,681

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (68.8)% (3)

	Aerospace & Defense – (0.7)%

(20,400)	BWX Technologies, Inc.			$(1,284,384)

	Air Freight & Logistics – (0.7)%

(11,700)	United Parcel Service, Inc., Class B			(1,221,597)

	Airlines – (0.7)%

(31,700)	Spirit Airline Holdings, (2)			(1,262,928)

	Automobiles – (0.7)%

(3,800)	Tesla Motors Inc., (2)			(1,303,628)

	Banks – (1.3)%

(81,600)	F.N.B. Corporation PA			(1,144,032)

(14,100)	First Republic Bank of San Francisco			(1,308,480)
	Total Banks			(2,452,512)

	Beverages – (0.4)%

(10,000)	Brown-Forman Corporation			(697,900)

	Biotechnology – (3.3)%

(16,500)	Agios Pharmaceutical Inc., (2)			(1,326,435)

(14,400)	Incyte Pharmaceuticals Inc., (2)			(1,226,304)

(20,900)	Intercept Pharmaceuticals Incorporated, (2)			(1,248,357)

(93,900)	Intrexon Corporation, (2)			(1,222,578)

(16,900)	Tesaro Inc., (2)			(933,387)
	Total Biotechnology			(5,957,061)

	Building Products – (0.6)%

(31,700)	Johnson Controls International PLC			(1,168,779)

	Chemicals – (6.0)%

(11,500)	Albemarle Corporation			(1,154,945)

(17,500)	Ashland Global Holdings Incorporated			(1,239,350)

(17,100)	DowDuPont, Inc.			(1,202,130)

(9,500)	Ecolab Inc.			(1,239,275)

(15,400)	FMC Corporation			(1,208,592)

(8,700)	International Flavors & Fragrances Inc.			(1,228,875)

Shares	Description (1)	Value

	Chemicals (continued)

(3,200)	NewMarket Corporation	$(1,337,312)

(24,600)	RPM International, Inc.	(1,224,342)

(15,100)	WR Grace & Company	(999,318)
	Total Chemicals	(10,834,139)

	Commercial Services & Supplies – (0.7)%

(24,600)	Rollins Inc.	(1,236,642)

	Construction Materials – (1.3)%

(5,800)	Martin Marietta Materials	(1,182,794)

(10,100)	Vulcan Materials Company	(1,189,073)
	Total Construction Materials	(2,371,867)

	Electric Utilities – (2.3)%

(23,500)	Alliant Energy Corporation	(908,275)

(16,400)	Duke Energy Corporation	(1,235,576)

(16,200)	Eversource Energy	(923,400)

(41,000)	PPL Corporation	(1,174,650)
	Total Electric Utilities	(4,241,901)

	Electronic Equipment, Instruments & Components – (1.4)%

(23,100)	Cognex Corporation	(1,240,701)

(6,000)	Coherent Inc., (2)	(1,254,960)
	Total Electronic Equipment, Instruments & Components	(2,495,661)

	Energy Equipment & Services – (2.8)%

(16,400)	Helmerich & Payne Inc.	(1,058,620)

(164,000)	Nabors Industries Inc.	(1,061,080)

(59,600)	Patterson-UTI Energy, Inc.	(1,076,972)

(49,500)	RPC Inc.	(972,180)

(367,000)	Weatherford International PLC, (2)	(965,210)
	Total Energy Equipment & Services	(5,134,062)

	Equity Real Estate Investment Trusts – (2.3)%

(7,500)	Alexandria Real Estate Equities Inc.	(909,825)

(39,000)	Corporate Office Properties	(973,440)

(12,400)	Digital Realty Trust Inc.	(1,247,936)

(20,900)	Realty Income Corporation	(1,027,862)
	Total Equity Real Estate Investment Trusts	(4,159,063)

	Food & Staples Retailing – (0.7)%

(10,900)	Casey’s General Stores, Inc.	(1,224,179)

	Food Products – (4.1)%

(16,300)	Bunge Limited	(1,229,509)

(35,500)	Hain Celestial Group Inc., (2)	(1,234,690)

(37,100)	Hormel Foods Corporation	(1,204,266)

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

(17,900)	Kraft Heinz Company	$(1,200,195)

(11,900)	McCormick & Company, Incorporated	(1,270,682)

(28,100)	Mondelez International Inc.	(1,233,590)
	Total Food Products	(7,372,932)

	Gas Utilities – (0.6)%

(13,600)	Atmos Energy Corporation	(1,094,664)

	Health Care Equipment & Supplies – (4.7)%

(20,400)	Abbott Laboratories	(1,230,732)

(5,400)	Becton, Dickinson and Company	(1,198,908)

(45,800)	Boston Scientific Corporation, (2)	(1,248,508)

(20,200)	DexCom, Inc., (2)	(1,134,028)

(7,700)	Stryker Corporation	(1,248,632)

(4,700)	Teleflex Inc.	(1,174,201)

(14,700)	West Pharmaceutical Services Inc.	(1,282,134)
	Total Health Care Equipment & Supplies	(8,517,143)

	Health Care Providers & Services – (0.7)%

(32,500)	Envision Healthcare Corporation, (2)	(1,251,250)

	Hotels, Restaurants & Leisure – (0.6)%

(5,700)	Vail Resorts, Inc.	(1,173,459)

	Household Durables – (1.9)%

(21,100)	Garmin Limited	(1,249,964)

(21,400)	Lennar Corporation, Class A	(1,210,812)

(4,000)	Mohawk Industries Inc., (2)	(959,520)
	Total Household Durables	(3,420,296)

	Industrial Conglomerates – (0.6)%

(83,500)	General Electric Company	(1,178,185)

	Insurance – (3.1)%

(14,300)	Arch Capital Group Limited, (2)	(1,261,832)

(5,000)	Everest Reinsurance Group Ltd	(1,201,200)

(22,900)	Hartford Financial Services Group, Inc.	(1,210,265)

(20,300)	ProAssurance Corporation	(970,340)

(23,000)	XL Group Limited	(973,130)
	Total Insurance	(5,616,767)

	Internet and Direct Marketing Retail – (0.7)%

(22,200)	Liberty Ventures, (2)	(1,188,144)

	Internet Software & Services – (1.4)%

(282,000)	Pandora Media, Inc., (2)	(1,243,620)

(25,800)	Zillow Group, Inc., (2)	(1,229,886)
	Total Internet Software & Services	(2,473,506)

Shares	Description (1)	Value

	IT Services – (1.3)%

(10,600)	Gartner Inc., (2)	$(1,202,146)

(8,300)	WEX, Inc., (2)	(1,241,265)
	Total IT Services	(2,443,411)

	Leisure Products – (0.7)%

(79,400)	Mattel, Inc.	(1,262,460)

	Life Sciences Tools & Services – (1.4)%

(4,800)	Bio-Rad Laboratories Inc., (2)	(1,296,192)

(38,000)	Qiagen NV, (2)	(1,280,600)
	Total Life Sciences Tools & Services	(2,576,792)

	Machinery – (2.0)%

(10,200)	Middleby Corporation, (2)	(1,226,550)

(8,800)	Nordson Corporation	(1,179,816)

(16,100)	Wabtec Corporation	(1,309,574)
	Total Machinery	(3,715,940)

	Media – (0.7)%

(37,500)	Liberty Media Group, Class-C Shares, (2)	(1,234,875)

	Multi-Utilities – (1.7)%

(12,800)	Consolidated Edison, Inc.	(958,592)

(14,300)	Dominion Resources, Inc.	(1,059,201)

(44,000)	NiSource Inc.	(1,017,720)
	Total Multi-Utilities	(3,035,513)

	Oil, Gas & Consumable Fuels – (7.1)%

(17,200)	Cheniere Energy Inc., (2)	(903,344)

(406,000)	Chesapeake Energy Corporation	(1,144,920)

(10,900)	Cimarex Energy Company	(1,047,381)

(10,300)	EOG Resources, Inc.	(1,044,626)

(8,600)	Exxon Mobil Corporation	(651,364)

(22,600)	Hess Corporation	(1,026,492)

(43,600)	Newfield Exploration Company, (2)	(1,017,188)

(38,200)	Noble Energy, Inc.	(1,139,506)

(17,800)	ONEOK, Inc.	(1,002,674)

(42,300)	Parsley Energy Inc. Class A Shares, (2)	(1,069,344)

(5,300)	Pioneer Natural Resources Company	(902,219)

(23,000)	Targa Resources Corporation	(1,026,950)

(71,400)	WPX Energy Inc., (2)	(1,008,882)
	Total Oil, Gas & Consumable Fuels	(12,984,890)

	Personal Products – (0.7)%

(64,400)	Coty Inc., Class A	(1,244,208)

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – (0.7)%

(14,000)	Analog Devices, Inc.	$(1,262,100)

	Software – (2.7)%

(10,700)	Autodesk, Inc., (2)	(1,256,929)

(75,900)	FireEye Inc., (2)	(1,259,181)

(6,500)	Tyler Technologies Inc., (2)	(1,320,215)

(4,800)	Ultimate Software Group, Inc., (2)	(1,144,608)
	Total Software	(4,980,933)

	Specialty Retail – (2.8)%

(11,400)	Advance Auto Parts, Inc.	(1,302,450)

(20,400)	CarMax, Inc., (2)	(1,263,168)

(25,700)	Floor & Decor Holdings, Inc., (2)	(1,158,299)

(6,400)	Ulta Beauty, Inc., (2)	(1,301,440)
	Total Specialty Retail	(5,025,357)

	Textiles, Apparel & Luxury Goods – (0.8)%

(19,700)	Tapestry Inc.	(1,002,927)

(31,400)	Under Armour, Inc., (2)	(520,612)
	Total Textiles, Apparel & Luxury Goods	(1,523,539)

	Transportation Infrastructure – (0.6)%

(25,700)	Macquarie Infrastructure Corporation	(1,040,850)

	Water Utilities – (1.3)%

(15,200)	American Water Works Company	(1,206,272)

(34,200)	Aqua America Inc.	(1,169,298)
	Total Water Utilities	(2,375,570)
	Total Common Stocks Sold Short (proceeds $129,878,024)	(125,039,087)
	Other Assets Less Liabilities – 44.1%	80,162,772
	Net Assets – 100%	$181,899,366

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $82,921,474 have been pledged as collateral for Common Stocks Sold Short.

Nuveen Equity Market Neutral Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 65.0%

	COMMON STOCKS – 65.0%

	Auto Components – 1.5%

6,000	Lear Corporation	$1,119,420

6,600	Visteon Corporation, (2)	817,344
	Total Auto Components	1,936,764

	Automobiles – 1.9%

81,400	Ford Motor Company	863,654

28,000	General Motors Company	1,101,800

3,800	Thor Industries, Inc.	490,200
	Total Automobiles	2,455,654

	Banks – 0.8%

56,000	Regions Financial Corporation	1,086,960

	Biotechnology – 1.8%

4,900	Amgen Inc.	900,473

2,600	Biogen Inc., (2)	751,374

8,200	Celgene Corporation, (2)	714,384
	Total Biotechnology	2,366,231

	Building Products – 0.8%

13,000	Owens Corning	1,056,900

	Capital Markets – 3.3%

13,400	Bank New York Mellon	764,202

33,000	Federated Investors Inc.	1,075,140

28,000	Legg Mason, Inc.	1,117,480

8,600	State Street Corporation	912,890

4,200	T. Rowe Price Group Inc.	469,980
	Total Capital Markets	4,339,692

	Communications Equipment – 1.2%

17,000	Cisco Systems, Inc.	761,260

31,400	Juniper Networks Inc.	805,724
	Total Communications Equipment	1,566,984

	Construction & Engineering – 0.9%

31,000	AECOM, (2)	1,100,810

	Consumer Finance – 2.1%

40,000	Ally Financial Inc.	1,116,000

6,400	Discover Financial Services	504,512

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Consumer Finance (continued)

36,000	OneMain Holdings Inc., (2)	$1,103,760
	Total Consumer Finance	2,724,272

	Containers & Packaging – 1.4%

7,000	Berry Plastics Corporation, (2)	380,800

50,100	Graphic Packaging Holding Company	767,031

11,000	WestRock Company	723,360
	Total Containers & Packaging	1,871,191

	Diversified Consumer Services – 0.1%

300	Graham Holdings Company	174,030

	Diversified Telecommunication Services – 1.0%

30,000	AT&T Inc.	1,089,000

32,140	Frontier Communications Corporation	225,944
	Total Diversified Telecommunication Services	1,314,944

	Electrical Equipment – 1.2%

5,900	Acuity Brands Inc.	841,222

10,600	Regal-Beloit Corporation	766,380
	Total Electrical Equipment	1,607,602

	Electronic Equipment, Instruments & Components – 0.7%

33,200	Jabil Inc.	899,388

	Food & Staples Retailing – 2.1%

11,500	CVS Health Corporation	778,895

30,600	Sprouts Farmers Market Inc., (2)	788,256

12,100	Walgreens Boots Alliance Inc.	833,569

4,000	Wal-Mart Stores, Inc.	360,040
	Total Food & Staples Retailing	2,760,760

	Health Care Providers & Services – 5.5%

8,400	AmerisourceBergen Corporation	799,344

11,500	Cardinal Health, Inc.	795,915

7,000	Centene Corporation, (2)	709,940

3,200	CIGNA Corporation	626,848

10,300	Express Scripts, Holding Company, (2)	777,135

2,000	Humana Inc.	543,640

7,000	McKesson HBOC Inc.	1,044,610

3,400	UnitedHealth Group Incorporated	768,944

6,000	Wellcare Health Plans Inc., (2)	1,163,460
	Total Health Care Providers & Services	7,229,836

	Hotels, Restaurants & Leisure – 3.8%

15,000	Hyatt Hotels Corporation, Class A	1,159,050

5,200	Marriott International, Inc., Class A	734,292

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

6,300	Royal Caribbean Cruises Limited	$797,580

9,000	Wyndham Worldwide Corporation	1,042,020

7,000	Wynn Resorts Ltd	1,172,500
	Total Hotels, Restaurants & Leisure	4,905,442

	Household Durables – 0.8%

22,000	Tempur Sealy International, Inc., (2)	1,087,460

	Independent Power & Renewable Electricity Producers – 0.9%

62,000	AES Corporation	673,940

31,600	Calpine Corporation, (2)	480,952
	Total Independent Power & Renewable Electricity Producers	1,154,892

	Insurance – 0.8%

7,000	Reinsurance Group of America Inc.	1,076,530

	Internet and Direct Marketing Retail – 0.5%

6,100	Expedia, Inc.	641,537

	Internet Software & Services – 1.3%

5,700	IAC/InterActiveCorp.	848,787

7,700	VeriSign, Inc., (2)	893,354
	Total Internet Software & Services	1,742,141

	IT Services – 1.3%

5,100	MasterCard, Inc.	896,376

6,800	Visa Inc.	835,992
	Total IT Services	1,732,368

	Machinery – 1.4%

28,000	Allison Transmission Holdings Inc.	1,109,640

17,700	Terex Corporation	734,904
	Total Machinery	1,844,544

	Media – 2.5%

11,900	AMC Networks Inc., Class A Shares, (2)	625,583

46,000	Discovery Communications Inc., Class A Shares, (2)	1,118,720

49,800	Gannett Co. Inc.	499,992

14,700	Live Nation Inc., (2)	658,560

29,000	TEGNA Inc.	372,940
	Total Media	3,275,795

	Multiline Retail – 3.5%

9,300	Big Lots, Inc.	522,660

8,300	Dillard’s, Inc., Class A	676,865

17,000	Kohl’s Corporation	1,123,530

21,000	Nordstrom, Inc.	1,077,510

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Multiline Retail (continued)

15,000	Target Corporation	$1,131,150
	Total Multiline Retail	4,531,715

	Multi-Utilities – 0.5%

17,700	Scana Corporation	702,159

	Oil, Gas & Consumable Fuels – 5.7%

59,000	Antero Resources Corporation, (2)	1,109,790

21,000	EQT Corporation	1,056,510

25,000	HollyFrontier Company	1,070,750

17,000	Marathon Petroleum Corporation	1,089,020

36,000	PBF Energy Inc.	1,055,160

63,000	Range Resources Corporation	837,270

9,000	Valero Energy Corporation	813,780

18,000	World Fuel Services Corporation	411,300
	Total Oil, Gas & Consumable Fuels	7,443,580

	Paper & Forest Products – 0.9%

25,000	Domtar Corporation	1,119,000

	Personal Products – 0.7%

9,800	Herbalife, Limited	902,580

	Professional Services – 1.3%

6,800	Manpower Inc.	805,528

15,200	Robert Half International Inc.	867,464
	Total Professional Services	1,672,992

	Real Estate Management & Development – 0.9%

24,000	CBRE Group Inc., (2)	1,122,000

	Road & Rail – 0.8%

15,000	Genesee & Wyoming Inc., (2)	1,042,950

	Semiconductors & Semiconductor Equipment – 1.3%

12,900	First Solar Inc., (2)	810,765

36,600	Marvell Technology Group Ltd.	859,734
	Total Semiconductors & Semiconductor Equipment	1,670,499

	Software – 2.8%

16,200	Cadence Design Systems, Inc., (2)	628,074

5,400	Intuit, Inc.	901,044

6,300	Red Hat, Inc., (2)	928,620

9,000	VMware Inc., (2)	1,185,750
	Total Software	3,643,488

	Specialty Retail – 2.6%

16,000	Best Buy Co., Inc.	1,159,040

Shares	Description (1)			Value

	Specialty Retail (continued)

35,000	Gap, Inc.			$1,105,300

31,000	Urban Outfitters, Inc., (2)			1,093,990
	Total Specialty Retail			3,358,330

	Technology Hardware, Storage & Peripherals – 2.1%

31,100	HP Inc.			727,429

19,000	NetApp, Inc.			1,150,450

9,800	Western Digital Corporation			852,992
	Total Technology Hardware, Storage & Peripherals			2,730,871

	Textiles, Apparel & Luxury Goods – 1.5%

13,100	Michael Kors Holdings Limited, (2)			824,383

8,400	Ralph Lauren Corporation			889,056

3,500	VF Corporation			260,995
	Total Textiles, Apparel & Luxury Goods			1,974,434

	Trading Companies & Distributors – 0.1%

3,400	Air Lease Corporation			148,478

100	WESCO International Inc., (2)			6,225
	Total Trading Companies & Distributors			154,703

	Wireless Telecommunication Services – 0.7%

34,000	Telephone and Data Systems Inc.			953,360
	Total Long-Term Investments (cost $77,322,895)			84,975,388

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$680	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/18, repurchase price $680,242, collateralized by $715,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $694,148	0.540%	3/01/18	$680,232
	Total Short-Term Investments (cost $680,232)			680,232
	Total Investments (cost $78,003,127) – 65.5%			85,655,620

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (68.0)% (3)

	Aerospace & Defense – (0.7)%

(14,200)	BWX Technologies, Inc.			$(894,032)

	Air Freight & Logistics – (0.7)%

(9,000)	United Parcel Service, Inc., Class B			(939,690)

	Airlines – (0.7)%

(21,900)	Spirit Airline Holdings, (2)			(872,496)

	Automobiles – (1.0)%

(4,000)	Tesla Motors Inc., (2)			(1,372,240)

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Banks – (1.3)%

(57,700)	F.N.B. Corporation PA	$(808,954)

(10,100)	First Republic Bank of San Francisco	(937,280)
	Total Banks	(1,746,234)

	Beverages – (0.1)%

(2,000)	Brown-Forman Corporation	(139,580)

	Biotechnology – (3.2)%

(15,000)	Agios Pharmaceutical Inc., (2)	(1,205,850)

(14,000)	Incyte Pharmaceuticals Inc., (2)	(1,192,240)

(4,700)	Intercept Pharmaceuticals Incorporated, (2)	(280,731)

(73,000)	Intrexon Corporation, (2)	(950,460)

(10,100)	Tesaro Inc., (2)	(557,823)
	Total Biotechnology	(4,187,104)

	Building Products – (0.6)%

(23,000)	Johnson Controls International PLC	(848,010)

	Chemicals – (4.7)%

(11,000)	Albemarle Corporation	(1,104,730)

(6,100)	Ashland Global Holdings Incorporated	(432,002)

(500)	DowDuPont, Inc.	(35,150)

(6,700)	Ecolab Inc.	(874,015)

(8,000)	FMC Corporation	(627,840)

(6,000)	International Flavors & Fragrances Inc.	(847,500)

(2,300)	NewMarket Corporation	(961,193)

(15,700)	RPM International, Inc.	(781,389)

(7,700)	WR Grace & Company	(509,586)
	Total Chemicals	(6,173,405)

	Commercial Services & Supplies – (0.7)%

(18,700)	Rollins Inc.	(940,049)

	Construction Materials – (1.2)%

(4,000)	Martin Marietta Materials	(815,720)

(6,800)	Vulcan Materials Company	(800,564)
	Total Construction Materials	(1,616,284)

	Electric Utilities – (2.5)%

(24,000)	Alliant Energy Corporation	(927,600)

(8,700)	Duke Energy Corporation	(655,458)

(13,000)	Eversource Energy	(741,000)

(13,000)	PPL Corporation	(372,450)

(12,200)	Southern Company	(525,332)
	Total Electric Utilities	(3,221,840)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – (1.2)%

(15,600)	Cognex Corporation	$(837,876)

(3,500)	Coherent Inc., (2)	(732,060)
	Total Electronic Equipment, Instruments & Components	(1,569,936)

	Energy Equipment & Services – (4.0)%

(38,600)	Franks International NV	(201,878)

(15,000)	Helmerich & Payne Inc.	(968,250)

(83,400)	Nabors Industries Inc.	(539,598)

(18,200)	National-Oilwell Varco Inc.	(638,638)

(65,000)	Patterson-UTI Energy, Inc.	(1,174,550)

(24,200)	RPC Inc.	(475,288)

(46,700)	Superior Energy Services, Inc.	(399,285)

(338,000)	Weatherford International PLC, (2)	(888,940)
	Total Energy Equipment & Services	(5,286,427)

	Equity Real Estate Investment Trusts – (1.0)%

(8,300)	Digital Realty Trust Inc.	(835,312)

(9,900)	Realty Income Corporation	(486,882)
	Total Equity Real Estate Investment Trusts	(1,322,194)

	Food & Staples Retailing – (0.6)%

(6,700)	Casey’s General Stores, Inc.	(752,477)

	Food Products – (4.2)%

(16,000)	Bunge Limited	(1,206,880)

(22,700)	Hain Celestial Group Inc., (2)	(789,506)

(23,400)	Hormel Foods Corporation	(759,564)

(12,000)	Kraft Heinz Company	(804,600)

(9,000)	McCormick & Company, Incorporated	(961,020)

(20,800)	Mondelez International Inc.	(913,120)
	Total Food Products	(5,434,690)

	Gas Utilities – (0.6)%

(10,600)	Atmos Energy Corporation	(853,194)

	Health Care Equipment & Supplies – (3.7)%

(14,400)	Abbott Laboratories	(868,752)

(4,000)	Becton, Dickinson and Company	(888,080)

(8,500)	Boston Scientific Corporation, (2)	(231,710)

(10,000)	DENTSPLY SIRONA Inc.	(560,600)

(17,000)	DexCom, Inc., (2)	(954,380)

(3,900)	Stryker Corporation	(632,424)

(8,600)	West Pharmaceutical Services Inc.	(750,092)
	Total Health Care Equipment & Supplies	(4,886,038)

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – (0.8)%

(25,500)	Envision Healthcare Corporation, (2)	$(981,750)

	Household Durables – (1.7)%

(9,200)	Garmin Limited	(545,008)

(13,500)	Lennar Corporation, Class A	(763,830)

(4,000)	Mohawk Industries Inc., (2)	(959,520)
	Total Household Durables	(2,268,358)

	Industrial Conglomerates – (0.9)%

(81,000)	General Electric Company	(1,142,910)

	Insurance – (2.9)%

(1,900)	Arch Capital Group Limited, (2)	(167,656)

(26,000)	Aspen Insurance Holdings Limited	(946,400)

(2,500)	Everest Reinsurance Group Ltd	(600,600)

(18,000)	Hartford Financial Services Group, Inc.	(951,300)

(27,000)	XL Group Limited	(1,142,370)
	Total Insurance	(3,808,326)

	Internet and Direct Marketing Retail – (1.0)%

(500)	Amazon.com, Inc., (2)	(756,225)

(9,800)	Liberty Ventures, (2)	(524,496)
	Total Internet and Direct Marketing Retail	(1,280,721)

	Internet Software & Services – (1.5)%

(219,000)	Pandora Media, Inc., (2)	(965,790)

(21,000)	Zillow Group, Inc., (2)	(1,001,070)
	Total Internet Software & Services	(1,966,860)

	IT Services – (1.3)%

(8,000)	Gartner Inc., (2)	(907,280)

(5,800)	WEX, Inc., (2)	(867,390)
	Total IT Services	(1,774,670)

	Leisure Products – (0.9)%

(73,000)	Mattel, Inc.	(1,160,700)

	Life Sciences Tools & Services – (1.5)%

(4,000)	Bio-Rad Laboratories Inc., (2)	(1,080,160)

(28,000)	Qiagen NV, (2)	(943,600)
	Total Life Sciences Tools & Services	(2,023,760)

	Machinery – (2.0)%

(6,500)	Middleby Corporation, (2)	(781,625)

(6,000)	Nordson Corporation	(804,420)

(12,000)	Wabtec Corporation	(976,080)
	Total Machinery	(2,562,125)

Shares	Description (1)	Value

	Media – (0.7)%

(28,000)	Liberty Media Group, Class-C Shares, (2)	$(922,040)

	Multi-Utilities – (1.4)%

(12,200)	Dominion Resources, Inc.	(903,654)

(41,000)	NiSource Inc.	(948,330)
	Total Multi-Utilities	(1,851,984)

	Oil, Gas & Consumable Fuels – (7.4)%

(11,100)	Cheniere Energy Inc., (2)	(582,972)

(355,000)	Chesapeake Energy Corporation	(1,001,100)

(5,400)	Cimarex Energy Company	(518,886)

(9,000)	EOG Resources, Inc.	(912,780)

(6,800)	Exxon Mobil Corporation	(515,032)

(16,900)	Hess Corporation	(767,598)

(11,700)	Newfield Exploration Company, (2)	(272,961)

(37,000)	Noble Energy, Inc.	(1,103,710)

(41,000)	Parsley Energy Inc. Class A Shares, (2)	(1,036,480)

(3,900)	Pioneer Natural Resources Company	(663,897)

(25,000)	Targa Resources Corporation	(1,116,250)

(80,000)	WPX Energy Inc., (2)	(1,130,400)
	Total Oil, Gas & Consumable Fuels	(9,622,066)

	Personal Products – (0.7)%

(45,000)	Coty Inc., Class A	(869,400)

	Semiconductors & Semiconductor Equipment – (0.8)%

(11,000)	Analog Devices, Inc.	(991,650)

	Software – (3.5)%

(8,100)	Autodesk, Inc., (2)	(951,507)

(59,000)	FireEye Inc., (2)	(978,810)

(5,000)	Tyler Technologies Inc., (2)	(1,015,550)

(3,800)	Ultimate Software Group, Inc., (2)	(906,148)

(5,900)	Workday Inc., Class A, (2)	(747,353)
	Total Software	(4,599,368)

	Specialty Retail – (3.1)%

(11,000)	Advance Auto Parts, Inc.	(1,256,750)

(12,800)	CarMax, Inc., (2)	(792,576)

(21,000)	Floor & Decor Holdings, Inc., (2)	(946,470)

(5,000)	Ulta Beauty, Inc., (2)	(1,016,750)
	Total Specialty Retail	(4,012,546)

	Textiles, Apparel & Luxury Goods – (1.1)%

(18,700)	Tapestry Inc.	(952,017)

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

(26,600)	Under Armour, Inc., (2)	$(441,028)
	Total Textiles, Apparel & Luxury Goods	(1,393,045)

	Transportation Infrastructure – (0.6)%

(18,000)	Macquarie Infrastructure Corporation	(729,000)

	Water Utilities – (1.5)%

(12,000)	American Water Works Company	(952,320)

(28,000)	Aqua America Inc.	(957,320)
	Total Water Utilities	(1,909,640)
	Total Common Stocks Sold Short (proceeds $93,502,050)	(88,926,839)
	Other Assets Less Liabilities – 102.5%	134,108,277
	Net Assets – 100%	$130,837,058

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $5,160,845 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2018

(Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Assets
Long-term investments, at value ($416,289,465, $520,158,511, $263,117,467, and $88,992,364, respectively)	$456,345,509	$597,644,082	$332,781,796	$91,807,515
Short-term investments, at value (cost approximates value)	587,660	420,305	506,587	—
Cash	—	245	1,088,537	60,218
Cash collateral at brokers for common stocks sold short(1)	—	—	—	—
Receivable for:
Dividends	728,244	629,036	264,456	236,748
Investments sold	18,738,669	20,515,964	13,439,931	597,871
Shares sold	253,620	2,781,839	130,327	71,153
Other assets	136,836	22,864	38,351	12,906
Total assets	476,790,538	622,014,335	348,249,985	92,786,411
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $— and $—, respectively)	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—
Investments purchased	18,609,404	22,310,629	14,626,405	294,198
Shares redeemed	314,991	1,703,181	591,159	199,862
Accrued expenses:
Custodian fees	52,674	49,386	25,029	18,142
Management fees	212,448	295,125	180,425	35,524
Trustees fees	116,763	9,622	29,458	1,085
12b-1 distribution and service fees	73,604	71,786	34,489	18,133
Other	150,058	159,318	179,530	62,114
Total liabilities	19,529,942	24,599,047	15,666,495	629,058
Net assets	$457,260,596	$597,415,288	$332,583,490	$92,157,353
Class A Shares
Net assets	$278,740,614	$72,322,741	$99,801,685	$14,305,344
Shares outstanding	10,700,064	2,143,604	3,118,815	475,183
Net asset value (“NAV”) per share	$26.05	$33.74	$32.00	$30.10
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.64	$35.80	$33.95	$31.94
Class C Shares
Net assets	$25,707,239	$76,046,318	$19,948,600	$19,650,570
Shares outstanding	1,032,087	2,287,737	636,379	662,759
NAV and offering price per share	$24.91	$33.24	$31.35	$29.65
Class R3 Shares
Net assets	$198,215	$—	$—	$—
Shares outstanding	7,533	—	—	—
NAV and offering price per share	$26.31	$—	$—	$—
Class R6 Shares
Net assets	$18,881,680	$129,252,633	$15,087,768	$82,598
Shares outstanding	721,635	3,831,985	470,693	2,739
NAV and offering price per share	$26.17	$33.73	$32.05	$30.16
Class I Shares
Net assets	$133,706,621	$319,765,472	$197,745,437	$58,118,841
Shares outstanding	5,112,091	9,487,843	6,170,877	1,929,036
NAV and offering price per share	$26.15	$33.70	$32.04	$30.13
Class T Shares(2)
Net assets	$26,227	$28,124	$—	$—
Shares outstanding	1,000	833	—	—
NAV per share	$26.23	$33.78	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$26.90	$34.65	$—	$—

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Net assets consist of:
Capital paid-in	$388,419,984	$488,626,995	$228,247,012	$86,948,168
Undistributed (Over-distribution of) net investment income	415,191	211,009	302,953	91,733
Accumulated net realized gain (loss)	28,369,377	31,091,713	34,369,196	2,302,301
Net unrealized appreciation (depreciation)	40,056,044	77,485,571	69,664,329	2,815,151
Net assets	$457,260,596	$597,415,288	$332,583,490	$92,157,353
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

	Growth	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $38,088,809, $209,466,305 and $77,322,895, respectively)	$52,969,528	$225,947,864	$84,975,388
Short-term investments, at value (cost approximates value)	163,717	827,817	680,232
Cash	—	2,259,386	440,256
Cash collateral at brokers for common stocks sold short(1)	—	77,136,502	132,117,054
Receivable for:
Dividends	58,789	250,967	108,093
Investments sold	—	8,219,843	2,705,464
Shares sold	119,926	2,803,052	1,936,879
Other assets	28,507	15,108	15,260
Total assets	53,340,467	317,460,539	222,978,626
Liabilities
Common stocks sold short, at value (proceeds $—, $129,878,024 and $93,502,050, respectively)	—	125,039,087	88,926,839
Payable for:
Dividends on common stocks sold short	—	118,254	93,236
Investments purchased	252,694	9,974,746	2,933,856
Shares redeemed	6,173	173,310	18,610
Accrued expenses:
Custodian fees	22,032	26,249	24,550
Management fees	11,734	143,958	83,724
Trustees fees	543	1,464	954
12b-1 distribution and service fees	6,764	15,771	4,421
Other	33,506	68,334	55,378
Total liabilities	333,446	135,561,173	92,141,568
Net assets	$53,007,021	$181,899,366	$130,837,058
Class A Shares
Net assets	$9,624,272	$37,796,672	$14,474,571
Shares outstanding	302,519	872,808	585,327
Net asset value (“NAV”) per share	$31.81	$43.30	$24.73
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$33.75	$45.94	$26.24
Class C Shares
Net assets	$6,488,319	$12,047,218	$2,828,689
Shares outstanding	224,677	300,503	118,594
NAV and offering price per share	$28.88	$40.09	$23.85
Class R3 Shares
Net assets	$470,214	$—	$—
Shares outstanding	14,916	—	—
NAV and offering price per share	$31.52	$—	$—
Class R6 Shares
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV and offering price per share	$—	$—	$—
Class I Shares
Net assets	$36,424,216	$132,055,476	$113,533,798
Shares outstanding	1,123,348	2,976,644	4,535,250
NAV and offering price per share	$32.42	$44.36	$25.03
Class T Shares(2)
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV per share	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$—	$—	$—

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Growth	Equity Long/ Short	Equity Market Neutral
Net assets consist of:
Capital paid-in	$36,467,976	$152,028,603	$118,219,867
Undistributed (Over-distribution of) net investment income	763	(1,045,763)	(695,998)
Accumulated net realized gain (loss)	1,657,563	9,596,030	1,085,485
Net unrealized appreciation (depreciation)	14,880,719	21,320,496	12,227,704
Net assets	$53,007,021	$181,899,366	$130,837,058
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended February 28, 2018

(Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Investment Income	$4,775,781	$4,135,567	$1,536,417	$828,651
Expenses
Management fees	1,413,320	1,726,489	918,593	343,785
12b-1 service fees – Class A Shares	339,148	82,133	95,732	19,043
12b-1 distribution and service fees – Class C Shares	118,240	350,495	87,207	102,309
12b-1 distribution and service fees – Class R3 Shares	506	—	—	—
12b-1 distribution and service fees – Class T Shares(1)	33	34	—	—
Dividends expense on common stocks sold short	—	—	—	—
Prime broker expenses	—	—	—	—
Shareholder servicing agent fees	146,666	133,256	177,728	56,094
Custodian fees	33,188	30,957	18,940	13,228
Trustees fees	6,565	8,408	3,306	1,529
Professional fees	23,263	19,470	14,202	11,414
Shareholder reporting expenses	49,633	44,179	46,986	15,634
Federal and state registration fees	62,346	71,346	35,081	32,457
Reorganization expenses	90,000	5,000	—	—
Other	12,698	20,634	8,418	7,890
Total expenses before fee waiver/expense reimbursement	2,295,606	2,492,401	1,406,193	603,383
Fee waiver/expense reimbursement	(75,355)	(56,328)	(191,074)	(82,440)
Net expenses	2,220,251	2,436,073	1,215,119	520,943
Net investment income (loss)	2,555,530	1,699,494	321,298	307,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	37,192,142	35,441,527	46,666,758	4,640,349
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,564,762	29,815,415	(10,048,281)	(1,848,077)
Common stocks sold short	—	—	—	—
Net realized and unrealized gain (loss)	43,756,904	65,256,942	36,618,477	2,792,272
Net increase (decrease) in net assets from operations	$46,312,434	$66,956,436	$36,939,775	$3,099,980

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations (Unaudited) (continued)

	Growth	Equity Long/ Short	Equity Market Neutral
Investment Income	$294,708	$1,309,033	$881,491
Expenses
Management fees	161,582	835,705	531,128
12b-1 service fees – Class A Shares	9,506	39,308	12,004
12b-1 distribution and service fees – Class C Shares	30,405	48,520	11,117
12b-1 distribution and service fees – Class R3 Shares	1,033	—	—
12b-1 distribution and service fees – Class T Shares(1)	—	—	—
Dividends expense on common stocks sold short	—	683,128	488,696
Prime broker expenses	—	157,348	—
Shareholder servicing agent fees	19,997	62,844	56,190
Custodian fees	19,380	20,358	18,396
Trustees fees	721	1,977	1,253
Professional fees	10,846	14,383	10,529
Shareholder reporting expenses	8,975	16,103	10,324
Federal and state registration fees	30,873	36,319	32,935
Reorganization expenses	—	—	—
Other	5,543	5,845	4,585
Total expenses before fee waiver/expense reimbursement	298,861	1,921,838	1,177,157
Fee waiver/expense reimbursement	(68,674)	(89,779)	(91,513)
Net expenses	230,187	1,832,059	1,085,644
Net investment income (loss)	64,521	(523,026)	(204,153)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,670,491	15,555,325	5,613,291
Common stocks sold short	—	(4,777,339)	(1,500,123)
Change in net unrealized appreciation (depreciation) of:
Investments	4,466,164	3,563,405	2,915,339
Common stocks sold short	—	3,407,650	184,907
Net realized and unrealized gain (loss)	7,136,655	17,749,041	7,213,414
Net increase (decrease) in net assets from operations	$7,201,176	$17,226,015	$7,009,261

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Large Cap Value		Large Cap Core
	Six Months Ended 2/28/18	Year Ended 8/31/17	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$2,555,530	$3,972,599	$1,699,494	$2,061,725
Net realized gain (loss) from:
Investments	37,192,142	49,127,174	35,441,527	25,015,736
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,564,762	6,368,368	29,815,415	20,341,834
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	46,312,434	59,468,141	66,956,436	47,419,295
Distributions to Shareholders
From net investment income:
Class A Shares	(3,572,110)	(3,372,897)	(269,724)	(398,834)
Class C Shares	(89,550)	(187,205)	—	(5,707)
Class R3 Shares	(1,972)	(2,313)	—	—
Class R6 Shares	(335,427)	(284,602)	(1,040,265)	(161,497)
Class I Shares	(2,104,498)	(1,833,151)	(2,306,979)	(1,489,785)
Class T Shares(1)	(366)	—	(125)	—
From accumulated net realized gains:
Class A Shares	(21,815,601)	—	(2,436,858)	—
Class C Shares	(1,744,304)	—	(2,622,168)	—
Class R3 Shares	(18,438)	—	—	—
Class R6 Shares	(1,517,573)	—	(4,773,994)	—
Class I Shares	(9,062,293)	—	(10,040,474)	—
Class T Shares(1)	(2,271)	—	(1,127)	—
Decrease in net assets from distributions to shareholders	(40,264,403)	(5,680,168)	(23,491,714)	(2,055,823)
Fund Share Transactions
Fund Reorganization(2)	39,210,690	—	79,345,455	—
Proceeds from sale of shares	21,020,911	68,402,530	180,081,197	184,568,988
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,834,854	4,687,499	18,801,323	1,383,035
	93,066,455	73,090,029	278,227,975	185,952,023
Cost of shares redeemed	(51,890,725)	(104,887,842)	(113,153,646)	(97,227,326)
Net increase (decrease) in net assets from Fund share transactions	41,175,730	(31,797,813)	165,074,329	88,724,697
Net increase (decrease) in net assets	47,223,761	21,990,160	208,539,051	134,088,169
Net assets at the beginning of period	410,036,835	388,046,675	388,876,237	254,788,068
Net assets at the end of period	$457,260,596	$410,036,835	$597,415,288	$388,876,237
Undistributed (Over-distribution of) net investment income at the end of period	$415,191	$3,963,584	$211,009	$2,128,608

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Large Cap Growth		Concentrated Core
	Six Months Ended 2/28/18	Year Ended 8/31/17	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$321,298	$276,050	$307,708	$605,541
Net realized gain (loss) from:
Investments	46,666,758	5,516,768	4,640,349	9,306,735
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(10,048,281)	6,864,835	(1,848,077)	4,263,620
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	36,939,775	12,657,653	3,099,980	14,175,896
Distributions to Shareholders
From net investment income:
Class A Shares	(28,482)	(99,157)	(128,065)	(725,221)
Class C Shares	—	(1,768)	(27,507)	(290,490)
Class R3 Shares	—	—	—	—
Class R6 Shares	(140)	(273)	(902)	(616)
Class I Shares	(290,980)	(428,157)	(665,041)	(656,400)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(3,784,250)	—	(228,598)	—
Class C Shares	(1,100,192)	—	(311,865)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(502,148)	—	(1,260)	—
Class I Shares	(9,562,596)	—	(964,292)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(15,268,788)	(529,355)	(2,327,530)	(1,672,727)
Fund Share Transactions
Fund Reorganization(2)	254,455,990	—	—	—
Proceeds from sale of shares	26,120,317	29,887,814	14,534,407	49,011,697
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,635,223	286,513	2,308,905	1,607,664
	292,211,530	30,174,327	16,843,312	50,619,361
Cost of shares redeemed	(61,904,976)	(32,666,827)	(21,411,396)	(65,069,923)
Net increase (decrease) in net assets from Fund share transactions	230,306,554	(2,492,500)	(4,568,084)	(14,450,562)
Net increase (decrease) in net assets	251,977,541	9,635,798	(3,795,634)	(1,947,393)
Net assets at the beginning of period	80,605,949	70,970,151	95,952,987	97,900,380
Net assets at the end of period	$332,583,490	$80,605,949	$92,157,353	$95,952,987
Undistributed (Over-distribution of) net investment income at the end of period	$302,953	$301,257	$91,733	$605,540

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

	Growth		Equity Long/Short
	Six Months Ended 2/28/18	Year Ended 8/31/17	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$64,521	$395,828	$(523,026)	$(906,981)
Net realized gain (loss) from:
Investments	2,670,491	3,219,709	15,555,325	15,305,244
Common stocks sold short	—	—	(4,777,339)	(6,526,293)
Change in net unrealized appreciation (depreciation) of:
Investments	4,466,164	3,246,794	3,563,405	4,186,543
Common stocks sold short	—	—	3,407,650	2,700,433
Net increase (decrease) in net assets from operations	7,201,176	6,862,331	17,226,015	14,758,946
Distributions to Shareholders
From net investment income:
Class A Shares	(48,396)	(70,534)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	(1,591)	(1,096)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(299,330)	(287,642)	—	—
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(454,580)	(679,602)	(513,454)	—
Class C Shares	(390,407)	(597,527)	(172,650)	—
Class R3 Shares	(24,364)	(15,869)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(2,040,557)	(2,112,073)	(1,469,822)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,259,225)	(3,764,343)	(2,155,926)	—
Fund Share Transactions
Fund Reorganization(2)	—	—	—	—
Proceeds from sale of shares	8,583,675	19,097,800	71,464,442	45,821,590
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,762,703	3,272,236	2,150,344	—
	11,346,378	22,370,036	73,614,786	45,821,590
Cost of shares redeemed	(8,667,354)	(28,850,583)	(12,465,695)	(38,052,007)
Net increase (decrease) in net assets from Fund share transactions	2,679,024	(6,480,547)	61,149,091	7,769,583
Net increase (decrease) in net assets	6,620,975	(3,382,559)	76,219,180	22,528,529
Net assets at the beginning of period	46,386,046	49,768,605	105,680,186	83,151,657
Net assets at the end of period	$53,007,021	$46,386,046	$181,899,366	$105,680,186
Undistributed (Over-distribution of) net investment income at the end of period	$763	$285,559	$(1,045,763)	$(522,737)

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Equity Market Neutral
	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$(204,153)	$(750,624)
Net realized gain (loss) from:
Investments	5,613,291	7,857,095
Common stocks sold short	(1,500,123)	(4,634,640)
Change in net unrealized appreciation (depreciation) of:
Investments	2,915,339	(480,646)
Common stocks sold short	184,907	2,331,613
Net increase (decrease) in net assets from operations	7,009,261	4,322,798
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	(229,852)	—
Class C Shares	(48,318)	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(1,526,839)	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(1,805,009)	—
Fund Share Transactions
Fund Reorganization(2)	—	—
Proceeds from sale of shares	62,021,547	28,581,222
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,548,107	—
	63,569,654	28,581,222
Cost of shares redeemed	(5,215,056)	(27,014,605)
Net increase (decrease) in net assets from Fund share transactions	58,354,598	1,566,617
Net increase (decrease) in net assets	63,558,850	5,889,415
Net assets at the beginning of period	67,278,208	61,388,793
Net assets at the end of period	$130,837,058	$67,278,208
Undistributed (Over-distribution of) net investment income at the end of period	$(695,998)	$(491,845)

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended February 28, 2018

(Unaudited)

	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$17,226,015	$7,009,261
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(274,358,574)	(73,481,377)
Purchases of common stock sold short	(89,944,561)	(53,363,000)
Proceeds from sales	221,079,452	60,668,118
Proceeds from sales of common stock sold short	133,531,979	83,374,431
Proceeds from (Purchase of) short-term investments, net	(693,983)	1,409,639
Securities litigation	286	535
(Increase) Decrease in:
Cash collateral at brokers for common stocks sold short	(44,733,025)	(73,860,359)
Receivable for dividends	(31,644)	(18,560)
Receivable for investments sold	(442,318)	(1,549,582)
Other assets	5,972	6,747
Increase (Decrease) in:
Payable for dividends on common stock sold short	6,446	5,706
Payable for investments purchased	665,934	1,790,723
Accrued custodian fees	10,521	8,656
Accrued management fees	49,252	27,333
Accrued Trustees fees	1,034	659
Accrued 12b-1 distribution and service fees	3,442	1,285
Accrued other expenses	15,996	11,172
Net realized (gain) loss from:
Investments	(15,555,325)	(5,613,291)
Common stocks sold short	4,777,339	1,500,123
Change in net unrealized (appreciation) depreciation of:
Investments	(3,563,405)	(2,915,339)
Common stocks sold short	(3,407,650)	(184,907)
Net cash provided by (used in) operating activities	(55,356,817)	(55,172,027)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(5,582)	(256,902)
Proceeds from sale of shares	69,593,970	60,900,421
Cost of shares redeemed	(12,789,229)	(5,219,396)
Net cash provided by (used in) financing activities	56,799,159	55,424,123
Net Increase (Decrease) in Cash	1,442,342	252,096
Cash at the beginning of period	817,044	188,160
Cash at the end of period	$2,259,386	$440,256

	Equity Long/Short	Equity Market Neutral
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of share distributions	$2,150,344	$1,548,107

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2018(i)	$25.94	$0.15		$2.59	$2.74	$(0.36)	$(2.27)	$(2.63)	$26.05
2017	22.73	0.23		3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
Class C (8/96)
Year Ended 8/31:
2018(i)	24.77	0.05		2.48	2.53	(0.12)	(2.27)	(2.39)	24.91
2017	21.72	0.05		3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
Class R3 (8/08)
Year Ended 8/31:
2018(i)	26.10	0.12		2.60	2.72	(0.24)	(2.27)	(2.51)	26.31
2017	22.87	0.16		3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
Class R6 (6/16)
2018(i)	26.12	0.19		2.62	2.81	(0.49)	(2.27)	(2.76)	26.17
2017	22.88	0.31		3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2018(i)	26.12	0.18		2.61	2.79	(0.49)	(2.27)	(2.76)	26.15
2017	22.88	0.29		3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
Class T (5/17)(g)
2018(i)	26.10	0.15		2.62	2.77	(0.37)	(2.27)	(2.64)	26.23
2017(h)	25.00	0.03		1.07	1.10	—	—	—	26.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.21%	$278,741	1.09	%*	1.09	%*	1.06	%*	1.13	%*	79%
15.63	252,902	1.05		0.92		1.05		0.92		152
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153

10.80	25,707	1.84	*	0.33	*	1.80	*	0.37	*	79
14.79	19,868	1.80		0.19		1.80		0.19		152
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153

11.04	198	1.34	*	0.85	*	1.31	*	0.88	*	79
15.38	211	1.29		0.63		1.29		0.63		152
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153

11.41	18,882	0.79	*	1.40	*	0.76	*	1.43	*	79
16.02	17,991	0.73		1.23		0.73		1.23		152
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

11.37	133,707	0.85	*	1.33	*	0.80	*	1.37	*	79
15.92	119,038	0.80		1.17		0.80		1.17		152
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153

11.23	26	1.09	*	1.08	*	1.07	*	1.11	*	79
4.40	26	1.06	*	0.43	*	1.06	*	0.43	*	152

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
(i)	For the six months ended February 28, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018(i)	$31.25	$0.09	$3.90	$3.99	$(0.15)	$(1.35)	$(1.50)	$33.74
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2018(i)	30.78	(0.03)	3.84	3.81	—	(1.35)	(1.35)	33.24
2017	26.64	(0.05)	4.19	4.14	— **	—	— **	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2018(i)	31.33	0.13	3.91	4.04	(0.29)	(1.35)	(1.64)	33.73
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2018(i)	31.31	0.13	3.90	4.03	(0.29)	(1.35)	(1.64)	33.70
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50
Class T (5/17)(g)
2018(i)	31.29	0.09	3.90	3.99	(0.15)	(1.35)	(1.50)	33.78
2017(h)	30.03	0.03	1.23	1.26	—	—	—	31.29

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.20%	$72,323	1.03	%*	0.51	%*	1.01	%*	0.53	%*	65%
16.41	55,756	1.06		0.56		1.01		0.60		121
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

12.76	76,046	1.78	*	(0.24	)*	1.76	*	(0.22	)*	65
15.55	59,610	1.81		(0.21)		1.76		(0.16)		121
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

13.36	129,253	0.72	*	0.79	*	0.70	*	0.81	*	65
16.81	17,095	0.74		0.87		0.70		0.91		121
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

13.33	319,765	0.78	*	0.77	*	0.76	*	0.79	*	65
16.68	256,389	0.81		0.79		0.76		0.83		121
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

13.18	28	1.02	*	0.52	*	1.01	*	0.54	*	65
4.20	26	1.05	*	0.34	*	1.02	*	0.37	*	121
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
(i)	For the six months ended February 28, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018(g)	$30.34	$0.02	$4.02	$4.04	$(0.07)	$(2.31)	$(2.38)	$32.00
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2018(g)	29.80	(0.10)	3.96	3.86	—	(2.31)	(2.31)	31.35
2017	25.25	(0.13)	4.68	4.55	— **	—	— **	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— **	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2018(g)	30.40	0.08	4.02	4.10	(0.14)	(2.31)	(2.45)	32.05
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2018(g)	30.39	0.06	4.04	4.10	(0.14)	(2.31)	(2.45)	32.04
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.93%	$99,802	1.15	%*	(0.01	)%*	1.01	%*	0.12	%*	80%
18.94	11,933	1.18		0.15		1.02		0.32		136
5.57	13,654	1.22		0.47		1.15		0.53		117
0.00	31,442	1.24		0.49		1.16		0.56		118
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	*	0.92	*	1.15	*	1.25	*	48

13.52	19,949	1.90	*	(0.78	)*	1.76	*	(0.65	)*	80
18.04	10,130	1.94		(0.62)		1.77		(0.46)		136
4.77	9,344	1.98		(0.30)		1.89		(0.22)		117
(0.74)	7,621	1.99		(0.29)		1.91		(0.22)		118
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	*	(0.60	)*	1.91	*	(0.02	)*	48

14.10	15,088	0.80	*	0.35	*	0.66	*	0.49	*	80
19.31	31	0.89		0.43		0.72		0.60		136
6.02	27	0.85	*	0.65	*	0.70	*	0.81	*	117

14.10	197,745	0.91	*	0.22	*	0.76	*	0.36	*	80
19.22	58,512	0.94		0.38		0.77		0.54		136
5.80	47,945	0.97		0.71		0.89		0.79		117
0.28	58,478	0.99		0.72		0.91		0.79		118
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	*	0.22	*	0.92	*	0.86	*	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018(g)	$29.90	$0.10		$0.83	$0.93	$(0.26)	$(0.47)	$(0.73)	$30.10
2017	25.97	0.24		4.23	4.47	(0.54)	—	(0.54)	29.90
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2018(g)	29.36	(0.02)		0.82	0.80	(0.04)	(0.47)	(0.51)	29.65
2017	25.51	—	*	4.19	4.19	(0.34)	—	(0.34)	29.36
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2018(g)	29.97	0.17		0.82	0.99	(0.33)	(0.47)	(0.80)	30.16
2017	26.02	0.30		4.27	4.57	(0.62)	—	(0.62)	29.97
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2018(g)	29.96	0.14		0.83	0.97	(0.33)	(0.47)	(0.80)	30.13
2017	26.02	0.25		4.29	4.54	(0.60)	—	(0.60)	29.96
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.06%	$14,305	1.24	%**	0.46	%**	1.07	%**	0.63	%**	57%
17.45	16,149	1.26		0.70		1.08		0.88		137
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

2.69	19,651	1.99	**	(0.29	)**	1.82	**	(0.12	)**	57
16.58	20,613	2.01		(0.17)		1.83		0.02		137
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

3.26	83	0.90	**	0.92	**	0.71	**	1.10	**	57
17.85	32	0.91		0.91		0.73		1.10		137
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

3.19	58,119	1.00	**	0.72	**	0.82	**	0.89	**	57
17.73	59,160	1.02		0.72		0.83		0.91		137
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2018(f)	$29.29	$0.03	$4.54	$4.57	$(0.19)	$(1.86)	$(2.05)	$31.81
2017	27.52	0.21	3.75	3.96	(0.19)	(2.00)	(2.19)	29.29
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
Class C (3/06)
Year Ended 8/31:
2018(f)	26.69	(0.08)	4.13	4.05	—	(1.86)	(1.86)	28.88
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
Class R3 (3/09)
Year Ended 8/31:
2018(f)	29.01	(0.01)	4.49	4.48	(0.11)	(1.86)	(1.97)	31.52
2017	27.27	0.14	3.73	3.87	(0.13)	(2.00)	(2.13)	29.01
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
Class I (3/06)
Year Ended 8/31:
2018(f)	29.85	0.07	4.62	4.69	(0.26)	(1.86)	(2.12)	32.42
2017	28.01	0.28	3.83	4.11	(0.27)	(2.00)	(2.27)	29.85
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.90%	$9,624	1.30	%*	(0.08)%*	1.02	%*	0.20	%*	31%
15.34	6,452	1.31		0.49	1.02		0.77		55
8.78	9,758	1.31		0.62	1.18		0.75		59
3.40	8,792	1.24		0.38	1.21		0.41		65
24.55	15,558	1.45		(0.27)	1.22		(0.05)		41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13	*	2

21.97	13,858	1.40		(0.16)	1.22		0.02		67

15.44	6,488	2.05	*	(0.85)*	1.77	*	(0.57	)*	31
14.50	5,943	2.06		(0.28)	1.77		0.01		55
7.95	7,987	2.06		(0.14)	1.93		(0.01)		59
2.62	9,150	2.00		(0.36)	1.96		(0.33)		65
23.67	9,094	2.21		(1.01)	1.97		(0.77)		41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63	)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)		67

15.76	470	1.55	*	(0.34)*	1.27	*	(0.06	)*	31
15.08	372	1.57		0.23	1.27		0.53		55
8.48	193	1.56		0.38	1.41		0.53		59
3.14	65	1.49		0.14	1.46		0.17		65
24.29	64	1.70		(0.52)	1.47		(0.29)		41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13	)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)		67

16.04	36,424	1.05	*	0.15 *	0.77	*	0.43	*	31
15.63	33,619	1.06		0.73	0.77		1.02		55
9.05	31,830	1.06		0.87	0.93		1.00		59
3.67	29,230	1.00		0.64	0.96		0.68		65
24.87	24,449	1.20		(0.01)	0.97		0.22		41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38	*	2

22.26	15,621	1.16		0.04	0.97		0.23		67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
(f)	For the six months ended February 28, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2018(h)	$38.60	$(0.19)	$5.55	$5.36	$—	$(0.66)	$(0.66)	$43.30
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
Class C (12/08)
Year Ended 8/31:
2018(h)	35.91	(0.32)	5.16	4.84	—	(0.66)	(0.66)	40.09
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
Class I (12/08)
Year Ended 8/31:
2018(h)	39.48	(0.14)	5.68	5.54	—	(0.66)	(0.66)	44.36
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

14.01%	$37,797	3.01	%*	(1.05)%*	2.88	%*	(0.92)%*	122%
18.37	26,802	3.54		(1.27)	3.36		(1.09)	186
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292

13.58	12,047	3.76	*	(1.80)*	3.63	*	(1.67)*	122
17.47	8,596	4.28		(2.04)	4.10		(1.86)	186
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292

14.16	132,055	2.76	*	(0.79)*	2.62	*	(0.65)*	122
18.67	70,282	3.26		(1.04)	3.08		(0.86)	186
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2018(h)	1.03%		1.02%		1.03%		0.25	0.25	0.23
2017	1.18		1.17		1.18		0.56	0.56	0.54
2016	1.19		1.20		1.20		0.77	0.77	0.77
2015	1.17		1.19		1.17		0.74	0.74	0.75
2014	1.12		1.11		1.12		0.72	0.74	0.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
(h)	For the six months ended February 28, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018(g)	$23.31	$(0.08)	$2.00	$1.92	$—	$(0.50)	$(0.50)	$24.73
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2018(g)	22.59	(0.17)	1.93	1.76	—	(0.50)	(0.50)	23.85
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2018(g)	23.57	(0.05)	2.01	1.96	—	(0.50)	(0.50)	25.03
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

8.29%	$14,475	3.01	%*	(0.89)%*	2.80	%*	(0.67)%*	87%
7.72	6,146	3.32		(1.70)	3.05		(1.44)	159
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

7.84	2,829	3.72	*	(1.66)*	3.51	*	(1.44)*	87
6.91	2,110	4.03		(2.44)	3.76		(2.17)	159
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

8.37	113,534	2.73	*	(0.65)*	2.52	*	(0.43)*	87
8.02	59,022	3.02		(1.43)	2.75		(1.16)	159
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2018(g)	1.19%		1.14%		1.16%		—%	—%	—%
2017	1.40		1.39		1.39		0.05	0.01	—
2016	1.03		1.04		1.04		0.46	0.46	0.46
2015	1.04		1.03		1.03		0.59	0.58	0.57
2014	1.09		1.06		1.02		0.55	0.59	0.70
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”) and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Concentrated Core), among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is February 28, 2018, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core and Growth is long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

During the prior fiscal period, the Funds’ Board of Trustees (the “Board”) and shareholders approved the following Fund reorganizations (each the “Reorganization” and collectively, the “Reorganizations”).

The following Reorganization was effective at the close of business on October 13, 2017:

Target Funds	Acquiring Fund
Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”)	Large Cap Core
Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”)	Large Cap Growth

The following Reorganization was effective at the close of business on November 3, 2017:

Target Funds	Acquiring Fund
Nuveen Core Dividend Fund (“Core Dividend”)	Large Cap Value

In February 2018, the Board approved the reorganizations of the following funds:

Target Funds	Acquiring Fund
Growth[1]	Large Cap Growth[2]
Nuveen Symphony Large Cap Growth Fund[1]
Concentrated Core[2]	Large Cap Core[2]

[1]	A series of Nuveen Investment Trust II.

[2]	A series of Nuveen Investment Trust.

In order for a reorganization to occur for a Target Fund, it must be approved by the shareholders of that Fund. There is no requirement for a given reorganization to occur if shareholders of the other Target Funds approve the reorganization.

Upon the closing of a reorganizations, the Target Fund(s) will transfer all of their assets and liabilities to the Acquiring Fund(s) in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund(s) are then distributed to shareholders of the Target Fund(s) and the Target Fund(s) are terminated. As a result of a reorganization, shareholders of the Target Fund(s) will become shareholders of the Acquiring Fund(s). The shareholders of the Target Fund(s) will receive Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that

Notes to Financial Statements (Unaudited) (continued)

enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$456,345,509	$—	$—	$456,345,509
Short-Term Investments:
Repurchase Agreements	—	587,660	—	587,660
Total	$456,345,509	$587,660	$—	$456,933,169

Large Cap Core
Long-Term Investments*:
Common Stocks	$597,644,082	$—	$—	$597,644,082
Short-Term Investments:
Repurchase Agreements	—	420,305	—	420,305
Total	$597,644,082	$420,305	$—	$598,064,387

Large Cap Growth
Long-Term Investments*:
Common Stocks	$332,781,796	$—	$—	$332,781,796
Short-Term Investments:
Repurchase Agreements	—	506,587	—	506,587
Total	$332,781,796	$506,587	$—	$333,288,383

Concentrated Core
Long-Term Investments*:
Common Stocks	$91,807,515	$—	$—	$91,807,515

Growth
Long-Term Investments*:
Common Stocks	$52,969,528	$—	$—	$52,969,528
Short-Term Investments:
Repurchase Agreements	—	163,717	—	163,717
Total	$52,969,528	$163,717	$—	$53,133,245

Equity Long/Short
Long-Term Investments*:
Common Stocks	$225,947,864	$—	$—	$225,947,864
Short-Term Investments:
Repurchase Agreements	—	827,817	—	827,817
Common Stocks Sold Short*	(125,039,087)	—	—	(125,039,087)
Total	$100,908,777	$827,817	$—	$101,736,594

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$84,975,388	$—	$—	$84,975,388
Short-Term Investments:
Repurchase Agreements	—	680,232	—	680,232
Common Stocks Sold Short*	(88,926,839)	—	—	(88,926,839)
Total	$(3,951,451)	$680,232	$—	$(3,271,219)
*	Refer to the Fund’s Portfolio of Investments for Industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$587,660	$(587,660)	$—
Large Cap Core	Fixed Income Clearing Corporation	420,305	(420,305)	—
Large Cap Growth	Fixed Income Clearing Corporation	506,587	(506,587)	—
Growth	Fixed Income Clearing Corporation	163,717	(163,717)	—
Equity Long/Short	Fixed Income Clearing Corporation	827,817	(827,817)	—
Equity Market Neutral	Fixed Income Clearing Corporation	680,232	(680,232)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker for common stocks sold short” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as “Prime broker expenses” on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as a component of “Investment Income” on the Statement of Operations.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Large Cap Value and Large Cap Core has issued Class T Shares; however, these Shares were also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/18		Year Ended 8/31/17
Large Cap Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	580,980	$14,242,279	—	$—
Class C	237,890	5,574,510	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	786,664	19,393,901	—	—
Class T	—	—	—	—
Shares sold:
Class A	236,752	6,043,242	486,118	12,160,313
Class C	48,543	1,211,738	328,029	7,546,596
Class R3	280	7,319	3,334	84,131
Class R6	9,004	241,192	201	5,173
Class I	519,958	13,517,420	1,938,572	48,581,317
Class T	—	—	1,000	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	873,279	21,477,611	113,723	2,822,619
Class C	65,991	1,548,816	6,044	143,959
Class R3	554	13,741	27	649
Class R6	74,813	1,853,000	11,411	284,602
Class I	320,413	7,941,686	57,542	1,435,670
Class T	—	—	—	—
	3,755,121	93,066,455	2,946,001	73,090,029
Shares redeemed:
Class A	(740,389)	(19,166,136)	(1,436,159)	(35,593,526)
Class C	(122,530)	(3,051,188)	(802,065)	(18,875,235)
Class R3	(1,385)	(34,180)	(3,408)	(88,088)
Class R6	(50,911)	(1,365,000)	(186,934)	(4,565,000)
Class I	(1,072,387)	(28,274,221)	(1,806,914)	(45,765,993)
Class T	—	—	—	—
	(1,987,602)	(51,890,725)	(4,235,480)	(104,887,842)
Net increase (decrease)	1,767,519	$41,175,730	(1,289,479)	$(31,797,813)
[1]	Refer to Note 9 – Fund Reorganization for further details.

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/18		Year Ended 8/31/17
Large Cap Core	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	307,205	$9,511,624	—	$—
Class C	384,308	11,754,272	—	—
Class R6	—	—	—	—
Class I	1,875,245	58,079,559	—	—
Class T	—	—	—	—
Shares sold:
Class A	303,280	10,010,854	1,157,749	33,828,915
Class C	252,189	8,116,601	628,328	18,249,106
Class R6	3,333,190	104,365,082	2,426	73,843
Class I	1,757,749	57,588,660	4,487,488	132,392,124
Class T	—	—	833	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,509	2,445,266	11,703	337,508
Class C	69,525	2,139,993	151	4,302
Class R6	186,113	5,814,260	5,598	161,497
Class I	268,756	8,401,804	30,493	879,728
Class T	—	—	—	—
	8,816,069	278,227,975	6,324,769	185,952,023
Shares redeemed:
Class A	(329,578)	(10,658,974)	(1,143,220)	(33,744,305)
Class C	(355,193)	(11,310,587)	(486,169)	(14,051,666)
Class R6	(232,987)	(7,634,744)	(145,000)	(4,180,071)
Class I	(2,602,243)	(83,549,341)	(1,536,376)	(45,251,284)
Class T	—	—	—	—
	(3,520,001)	(113,153,646)	(3,310,765)	(97,227,326)
Net increase (decrease)	5,296,068	$165,074,329	3,014,004	$88,724,697

	Six Months Ended 2/28/18		Year Ended 8/31/17
Large Cap Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	2,816,947	$84,276,626	—	$—
Class C	329,194	9,681,415	—	—
Class R6	490,697	14,685,460	—	—
Class I	4,871,520	145,812,489	—	—
Shares sold:
Class A	95,962	3,009,961	278,984	7,789,313
Class C	57,651	1,770,073	91,370	2,486,059
Class R6	20,440	625,789	—	—
Class I	661,936	20,714,494	702,458	19,612,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	119,087	3,653,569	3,303	89,302
Class C	29,398	879,298	46	1,237
Class R6	16,216	499,767	—	—
Class I	215,868	6,602,589	7,248	195,974
	9,724,916	292,211,530	1,083,409	30,174,327
Shares redeemed:
Class A	(306,511)	(9,613,602)	(420,504)	(11,692,667)
Class C	(119,816)	(3,689,477)	(121,600)	(3,310,878)
Class R6	(57,690)	(1,839,544)	—	—
Class I	(1,503,762)	(46,762,353)	(647,995)	(17,663,282)
	(1,987,779)	(61,904,976)	(1,190,099)	(32,666,827)
Net increase (decrease)	7,737,137	$230,306,554	(106,690)	$(2,492,500)
[1]	Refer to Note 9 – Fund Reorganization for further details.

	Six Months Ended 2/28/18		Year Ended 8/31/17
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,133	$529,620	178,184	$4,864,217
Class C	64,054	1,925,739	76,685	2,066,931
Class R6	1,703	50,802	70	2,000
Class I	391,943	12,028,246	1,492,463	42,078,549
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,401	350,706	25,411	682,019
Class C	11,221	339,227	10,935	289,673
Class R6	44	1,370	—	—
Class I	52,527	1,617,602	23,686	635,972
	550,026	16,843,312	1,807,434	50,619,361
Shares redeemed:
Class A	(93,384)	(2,873,534)	(1,244,273)	(34,262,420)
Class C	(114,551)	(3,445,554)	(347,114)	(9,292,589)
Class R6	(69)	(2,127)	—	—
Class I	(490,145)	(15,090,181)	(782,612)	(21,514,914)
	(698,149)	(21,411,396)	(2,373,999)	(65,069,923)
Net increase (decrease)	(148,123)	$(4,568,084)	(566,565)	$(14,450,562)

	Six Months Ended 2/28/18		Year Ended 8/31/17
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	97,754	$3,128,657	87,889	$2,405,172
Class C	35,637	1,014,959	46,774	1,163,986
Class R3	2,599	81,287	6,331	172,355
Class I	137,903	4,358,772	554,712	15,356,287
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,253	407,118	23,688	624,963
Class C	10,320	286,598	18,208	437,348
Class R3	86	2,611	81	2,108
Class I	65,899	2,066,376	82,119	2,207,817
	363,451	11,346,378	819,802	22,370,036
Shares redeemed:
Class A	(28,772)	(917,554)	(245,901)	(6,690,695)
Class C	(43,976)	(1,237,453)	(158,621)	(3,984,929)
Class R3	(589)	(18,460)	(683)	(18,527)
Class I	(206,703)	(6,493,887)	(647,124)	(18,156,432)
	(280,040)	(8,667,354)	(1,052,329)	(28,850,583)
Net increase (decrease)	83,411	$2,679,024	(232,527)	$(6,480,547)

	Six Months Ended 2/28/18		Year Ended 8/31/17
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	252,507	$10,446,736	323,603	$11,790,233
Class C	71,588	2,798,874	56,849	1,926,092
Class I	1,358,302	58,218,832	858,303	32,105,265
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,466	513,454	—	—
Class C	4,499	171,805	—	—
Class I	34,734	1,465,085	—	—
	1,734,096	73,614,786	1,238,755	45,821,590
Shares redeemed:
Class A	(86,562)	(3,566,261)	(426,931)	(15,440,132)
Class C	(14,974)	(575,589)	(86,899)	(2,877,159)
Class I	(196,728)	(8,323,845)	(548,013)	(19,734,716)
	(298,264)	(12,465,695)	(1,061,843)	(38,052,007)
Net increase (decrease)	1,435,832	$61,149,091	176,912	$7,769,583

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/18		Year Ended 8/31/17
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	359,023	$8,660,877	147,949	$3,395,115
Class C	27,868	657,750	24,630	541,553
Class I	2,142,027	52,702,920	1,069,685	24,644,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,589	229,852	—	—
Class C	2,087	48,318	—	—
Class I	52,369	1,269,937	—	—
	2,592,963	63,569,654	1,242,264	28,581,222
Shares redeemed:
Class A	(46,893)	(1,136,953)	(313,565)	(7,074,674)
Class C	(4,772)	(109,780)	(31,061)	(685,175)
Class I	(163,563)	(3,968,323)	(856,134)	(19,254,756)
	(215,228)	(5,215,056)	(1,200,760)	(27,014,605)
Net increase (decrease)	2,377,735	$58,354,598	41,504	$1,566,617

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Purchases	$349,175,394	$412,214,717	$213,435,466	$55,199,806
Sales	383,653,407	347,301,734	242,957,815	62,266,850

	Growth	Equity Long/Short	Equity Market Neutral
Purchases	$15,336,953	$364,303,135	$126,844,377
Sales	15,792,244	354,611,431	144,042,549

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2018.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Tax cost of investments	$419,239,343	$522,039,349	$264,048,201	$90,704,584
Gross unrealized:
Appreciation	$60,819,871	$92,527,639	$76,179,873	$8,370,409
Depreciation	(23,126,045)	(16,502,601)	(6,939,691)	(7,267,478)
Net unrealized appreciation (depreciation) of investments	$37,693,826	$76,025,038	$69,240,182	$1,102,931

	Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$38,392,115	$210,524,271	$78,403,384
Gross unrealized:
Appreciation	$15,304,066	$21,008,763	$9,961,524
Depreciation	(562,936)	(4,757,353)	(2,709,288)
Net unrealized appreciation (depreciation) of investments	$14,741,130	$16,251,410	$7,252,236

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(129,094,176)	$(92,640,318)
Net unrealized appreciation (depreciation) on common stocks sold short	4,055,089	3,713,479

Permanent differences, primarily due to investments in common stocks sold short, investments in partnerships, federal taxes paid, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ last tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Capital paid-in	$1,569,706	$1,230,163	$235,254	$6,887
Undistributed (Over-distribution of) net investment income	—	81,958	27,869	(8,174)
Accumulated net realized gain (loss)	(1,569,706)	(1,312,121)	(263,123)	1,287

	Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$392,491	$(355,346)	$(709,673)
Undistributed (Over-distribution of) net investment income	—	384,244	745,895
Accumulated net realized gain (loss)	(392,491)	(28,898)	(36,222)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ last tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Undistributed net ordinary income[1]	$26,251,270	$16,624,252	$2,411,794	$605,540
Undistributed net long-term capital gains	5,412,247	2,489,696	965,234	880,187

	Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$931,724	$—	$—
Undistributed net long-term capital gains	1,390,404	1,987,967	39,315
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2017, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$5,680,168	$2,055,823	$529,355	$1,672,727
Distributions from net long-term capital gains	—	—	—	—

		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$847,267	$—	$—
Distributions from net long-term capital gains		2,917,076	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended August 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Utilized capital loss carryforwards	$19,782,415	$6,828,366	$2,270,049	$7,306,848

	Equity Long/Short	Equity Market Neutral
Utilized capital loss carryforwards	$6,884,831	$2,742,055

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	522,737	491,845
[2]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through August 31, 2017, and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	0.4750	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	0.4500	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.4375	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.4250	0.3750	0.9750	0.9750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex- Level Fee
Large Cap Value	0.1595%
Large Cap Core	0.1595%
Large Cap Growth	0.1902%
Concentrated Core	0.1595%
Growth	0.1595%
Equity Long/Short	0.1595%
Equity Market Neutral	0.1595%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%		July 31, 2019	1.20%
Large Cap Core	0.79	%*	July 31, 2019	N/A
Large Cap Growth	0.77	*	July 31, 2019	N/A
Concentrated Core	0.86		July 31, 2019	N/A
Growth	0.81		July 31, 2019	1.40
Equity Long/Short	1.40		July 31, 2019	N/A
Equity Market Neutral	1.40		July 31, 2019	N/A

*	Effective October 16, 2017, the Fund’s Adviser has agreed to the Temporary Expense Cap as stated in the above table

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Sales charges collected	$51,768	$186,417	$25,490	$10,647
Paid to financial intermediaries	46,259	163,751	22,354	9,329

		Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected		$16,381	$75,302	$11,373
Paid to financial intermediaries		14,355	66,256	9,927

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Commission advances	$10,800	$72,577	$12,051	$18,803

		Growth	Equity Long/Short	Equity Market Neutral
Commission advances		$4,407	$28,488	$2,590

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
12b-1 fees retained	$6,485	$77,502	$13,375	$13,799

		Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained		$2,504	$11,104	$1,743

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
CDSC retained	$1,388	$5,563	$1,084	$4,977

		Growth	Equity Long/Short	Equity Market Neutral
CDSC retained		$455	$689	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Class A Shares	—	—	—	—	—
Class C Shares	—	—	—	—	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	—	1,030	991	N/A
Class I Shares	—	—	—	—	—
Class T Shares	1,000	833	N/A	N/A	N/A

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period were as follows:

	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Maximum Outstanding Balance	$347,327	$407,707	$537,545	$68,396

During each Fund’s utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Average daily balance outstanding	$347,327	$407,707	$537,545	$68,396
Average annual interest rate	2.56%	2.56%	2.56%	2.56%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. Fund Reorganizations

The Reorganizations as previously described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and each Target Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each Reorganization, the Target Funds each distributed all of its net investment income and capital gains, if any. Such distribution may be taxable to each Target Fund’s shareholders for federal income tax purposes.

Investments of the Target Funds

The cost, fair value and net unrealized appreciation (depreciation) of the investments of each Target Fund as of the date of each Reorganization were as follows:

	Core Dividend	Large Cap Core Plus	Large Cap Growth Opportunities
Cost of Investments	$37,238,112	$67,556,471	$176,254,065
Fair value of Investments	39,705,980	79,404,676	245,357,421
Net unrealized appreciation (depreciation) of Investments	2,467,868	11,848,205	69,103,356

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund was carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

For accounting and performance reporting purposes, each Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganizations are as follows:

Target Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Core Dividend
Class A	534,758	$14,242,279	$26.63
Class C	209,533	5,574,510	26.60
Class I	728,252	19,393,901	26.63
Large Cap Core Plus
Class A	326,570	$9,511,624	$29.13
Class C	414,161	11,754,272	28.38
Class I	1,989,461	58,079,560	29.19
Large Cap Growth Opportunities
Class A	3,351,244	$77,540,463	$23.14
Class C	585,624	9,681,415	16.53
Class R3	314,706	6,736,163	21.40
Class R6	549,876	14,685,460	26.71
Class I	5,508,050	145,812,490	26.47

Acquiring Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Large Cap Value
Class A	10,404,285	$255,052,424	24.51
Class C	836,785	19,608,556	23.43
Class R3	8,729	215,787	24.72
Class R6	739,205	18,228,104	24.66
Class I	4,366,328	107,644,835	24.65
Class T	1,000	24,681	24.68
Large Cap Core
Class A	1,851,817	$57,335,596	$30.96
Class C	1,982,047	60,621,813	30.59
Class R6	3,677,578	113,969,761	30.99
Class I	7,518,663	232,865,623	30.97
Class T	833	25,810	31.00
Large Cap Growth
Class A	399,647	$11,956,528	$29.92
Class C	355,061	10,442,173	29.41
Class R6	11,840	354,341	29.93
Class I	2,220,580	66,465,412	29.93

Notes to Financial Statements (Unaudited) (continued)

Acquiring Funds – After the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Large Cap Value
Class A	10,985,265	$269,294,703	$24.51
Class C	1,074,674	25,183,066	23.43
Class R3	8,729	215,787	24.72
Class R6	739,205	18,228,104	24.66
Class I	5,152,992	127,038,736	24.65
Class T	1,000	24,681	24.68
Large Cap Core
Class A	2,159,022	$66,847,220	$30.96
Class C	2,366,355	72,376,085	30.59
Class R6	3,677,578	113,969,761	30.99
Class I	9,393,907	290,945,183	30.97
Class T	833	25,810	31.00
Large Cap Growth
Class A	3,216,594	$96,233,154	$29.92
Class C	684,255	20,123,588	29.41
Class R6	502,537	15,039,801	29.93
Class I	7,092,100	212,277,902	29.93

Pro Forma Results of Operations

The beginning of the current fiscal period for Core Dividend and Large Cap Core Plus were September 1, 2017 and the beginning of the current fiscal period for Large Cap Growth Opportunities was November 1, 2016. Assuming the Reorganizations had been completed on September 1, 2017, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	Large Cap Value	Large Cap Core	Large Cap Growth
Net investment income (loss)	$2,751,379	$1,726,861	$209,893
Net realized and change in unrealized gains (losses)	45,075,501	68,538,677	40,163,393
Change in net assets resulting from operations	47,826,880	70,265,538	40,373,287

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

Cost and Expenses

In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as a component of "Other expenses" on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

ICE BofAML 3-Month U.S. Treasury Bill Index: The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-NLCES-0218D 464942-INV-B-04/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: May 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: May 7, 2018